As filed with the Securities and Exchange Commission on July 9, 2008

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811 - 05684

Alpine Equity Trust

(Exact name of registrant as specified in charter)

615 East Michigan Street

3rd Floor

Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)

Samuel A. Lieber

Alpine Woods Capital Investors, LLC

2500 Westchester Avenue, Suite 215

Purchase, NY 10577

(Name and address of agent for service)

1 - 888-785-5578

Registrant's telephone number, including area code

Date of fiscal year end: 10/31/2008

Date of reporting period: 04/30/2008

Item 1. Report to Stockholders.

April 30, 2008

Alpha U.S. Real Estate Equity Fund

Alpha Reality Income & Growth Fund

Alpha International Real Estate Equity Fund

Semi-Annual Report

Alpine’s Investment Outlook

Dear Investor:

The financial crisis which began unfolding last year has moderated somewhat over the six months ending April 30, 2008. The turning point was the Federal Reserve intervention in JPMorgan’s absorption of Bear Stearns on March 17. However, in its place broad economic concerns have spread, exacerbated by rapid rises of the cost of food and fuel. The American Presidential election cycle is now well underway, which in our opinion contributes not only uncertainty over the direction of future economic policies, but also a greater probability that additional government sponsored initiatives to stabilize the economy will not be forthcoming for the balance of the calendar year. Inflation, deflation and stagflation are features of a marketplace where the trends are myriad and weak.

The credit crisis which had engulfed the markets since last July was not a result of subprime loans, although they proved to be the stick which broke the proverbial camel’s back. We believe the culprit was the methods employed by Wall Street to package and sell a broad array of investible financial assets in a securitized format. We feel that the rating agencies’ models were deficient and permitted investment banks to ‘game the system’ creating excessively high proportions of AAA rated securities. The resultant lack of credibility which has descended upon once venerated investment rating companies, such as S&P, Moody’s and Fitch, appears to have virtually immobilized not only investment banking but also many bond trading functions which are critical to corporate and municipal activity. Over time, ‘the Street’ will hopefully create a new regime in which investment cash flows are more transparent, the structures simpler, and the cost of capital somewhat higher. We feel the credit delivery system is broken. The net result is that a significant portion of financial liquidity has been removed from the marketplace for the foreseeable future. This withdrawal of liquidity, combined with forced deleveraging of many financial service companies and banks, has made mortgage and corporate debt more expensive. It appears it is having the greatest effect in the U.S. where complex securitizations were a dominant feature of the capital markets and to a lesser degree in the U.K. and Australia.

Even though consumer confidence in the U.S. is approaching historic low levels not seen since 1981(!), economic data remains mixed. The cost of living has been dramatically impacted by rising food and fuel costs which are continuing to ripple throughout the global economy. Unemployment has remained reasonably stable in most countries until the month of May; however, it is a lagging indicator, which could be affected by a weakening business climate. While incomes have remained reasonably stable and the level of consumer expenditures has also shown surprising sustainability, we suspect that falling employment levels and inflating prices could seriously squeeze households in both the U.S. and U.K. The impact of potentially declining consumption could further exacerbate the outlook for retail sales, which in turn may exacerbate the outlook for jobs and ultimately economic growth.

The traditional home sales season this spring in the U.S. is amongst the worst in recent memory and new home sales are currently running at levels not seen since 1991. Even though builders have managed to control the size of their inventories of homes for sale, it appears it is having no impact on the rising backlog of existing homes on the market. It should be noted that the owners of many of these homes for sale will not sell below a certain price unless they are forced to do so, either as a result of relocation or personal financial pressures. Thus, the actual downward pressure on home prices comes primarily from homes which have been foreclosed upon and are currently vacant, as opposed to new homes coming on to the market or existing homes where the owner/occupier seeks to relocate or buy another home.

Despite the negative economic backdrop, corporate earnings during the first quarter showed solid growth with the exception of the financial services sector. While the government’s economic stimulus program providing $100 billion worth of rebates will come through during the second and third quarters, perhaps less than 40% of these funds will be reinserted into the economy, as many recipients either save or pay down previously established debt. Similarly, the continued benefit from low interest rates should start to benefit the economy now that risk premiums have improved and moderated somewhat. That said, credit conditions are somewhat tighter with loan to value ratios and debt coverage ratios returning to historic levels. On the other hand, government sponsored entities such as Fannie Mae and Freddie Mac have been permitted to raise the size of mortgages they can make, perhaps up to $625,000, so the trend of conforming fixed rate mortgages, once again the most established form of consumer debt, should continue.

While the Federal Reserve has done much to ameliorate the credit crisis, preventing a potential banking crisis and providing considerable liquidity for the credit markets, the Fed may not have many alternatives without effective government leadership. The global implications of a potential protracted downturn in the U.S. would have been far reaching 10 years ago. Today, however, the breadth of the global economy has created a more diverse array of users and producers of goods and services. While the U.S. represents roughly 4.6% of the world’s population, we still constitute 24% of Gross Domestic Product (GDP). Europe is virtually identical in both population and GDP contribution, thus, the balance of 53% of global GDP is produced by 91%of the population. As disproportionate as these comparative statistics are today, they are in fact less so than a decade ago. This reflects significant economic growth which has underpinned the so called “BRIC” countries (Brazil, Russia, India, China), in which 11% of global GDP is produced by 42% of the world’s population. As demographic drivers of demand such as population growth, expanding middle classes, increased mobility and leisure travel continue to expand, so does the rate of domestic consumption. These countries are no longer models of how cheap labor fuels an export machine. Rather, they are continuing the transition from agrarian self-sufficiency to urban production which has entered a phase where enhanced productivity, sophistication, and internal focus are becoming more important. In a similar fashion, government monetary authorities as well as capital markets have become more sophisticated and more effective in regulating economic activity. The net result is that these economies are beginning to decouple from the U.S., Europe and Japan, and thus are somewhat less dependent upon them for growth. This trend should continue at a pace that reflects the growth disparity between countries over the next generation. If one assumes that the BRIC countries continue to grow at 6% per annum while Europe and the U.S. grow at 2%, then the respective GDP contribution will equal in nineteen years!

Despite this rather sober outlook, it has been Alpine’s experience that the greatest opportunities are derived from challenging investment environments. We believe there are pockets of growth as well as compelling valuations throughout the global capital markets. There also exists considerable risk. Our managers must approach the portfolio as a continuum of future potential outcomes and prepare multiple strategies to best protect and exploit the broad range of these outcomes. We hope this semi-annual report is helpful for you in understanding recent events and the manner in which we adapt to the investment challenges of today, and seek opportunities for tomorrow. This is Alpine’s approach to managing not only your investment dollars, but our personal investments in the funds we run.

Thank you for your interest.

Sincerely,

Samuel A. Lieber

President, Alpine Mutual Funds

______________

Mutual fund investing involves risk. Principal loss is possible.

The letter and those that follow represent the opinions of Alpine Funds management and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Please refer to the schedule of portfolio investments for fund holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

EQUITY MANAGER REPORTS

Alpine U.S. Real Estate Equity Fund

Alpine Realty Income & Growth Fund

Alpine International Real Estate
Equity Fund

Alpine U.S. Real Estate Equity Fund

Value of a $10,000 investment

$40,000

$30,000

$20,000

$10,000

$0

Apr 30
98

Apr 30
99

Apr 30
00

Apr 30
01

Apr 30
02

Apr 30
03

Apr 30
04

Apr 30
05

Apr 30
06

Apr 30
07

Apr 30
08

$31,398

$21,221

$14,651

Alpine U.S. Real Estate Equity Fund

S&P 500 Index

Wilshire Real Estate Securities Index

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus similar investments in the Fund’s benchmarks. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s return reflects the waiver of certain fees. Without the waiver of fees, the Fund’s total returns would have been lower.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 2 months. If it did, total returns would be reduced.

The Wilshire Real Estate Securities Index is a market capitalization weighted performance index of listed property and real estate securities. The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Lipper Real Estate Funds Average is an average of funds that invest at least 80% of their portfolio in equity securities of domestic and foreign companies engaged in real estate industry. Lipper Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The Wilshire Real Estate Securities Index, the S&P 500 Index and the Lipper Real Estate Funds Average are unmanaged and do not reflect fees associated with a mutual fund, such as investment adviser fees. The performance for the U.S. Real Estate Equity Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

Comparative Annualized Returns as of 4/30/08
	6 Months(1)	1 Year	3 Year	5 Year	10 Year	Since Inception (9/1/1993)

Alpine U.S. Real Estate Equity Fund	-17.82%	-21.18%	-6.38%	12.92%	7.81%	12.07%

Wilshire Real Estate Securities Index	-7.49%	-13.96%	12.01%	19.33%	12.12%	12.40%

S&P 500 Index	-9.64%	-4.68%	8.23%	10.62%	3.89%	9.76%

Lipper Real Estate Funds Average	-9.64%	-14.09%	10.84%	17.88%	11.31%	11.50%

Lipper Real Estate Fund Rank	N/A	313/331	236/236	149/161	71/72	5/8

______________
(1)	Not annualized. FINRA does not recognize rankings for less than one year.

To the extent that the Fund’s historical performance resulted from gains derived from participation in initial public offerings ("IPOs”), there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO allocations in the future.

Alpine U.S. Real Estate Equity Fund

Portfolio Distributions* (Unaudited)	Top 10 Holdings* (Unaudited)
	1.	Champion Enterprises, Inc.	8.30%
Apartments 4.4% Office 8.8% Finance 9.3% Retail 9.5% Diversified 13.5% Homebuilder 26.6% Lodging 27.9%	2.	Orient-Express Hotels Ltd. - Class A	8.17%
	3.	Alexander’s, Inc.	7.08%
	4.	MFA Mortgage Investments, Inc.	5.96%
	5.	Starwood Hotels & Resorts Worldwide, Inc.	5.94%
	6.	Gafisa S.A. - ADR	5.48%
	7.	DiamondRock Hospitality Co.	5.42%
	8.	Sunrise Senior Living, Inc.	4.98%
	9.	Verde Realty	4.63%
	10.	Cyrela Brazil Realty S.A. - GDR	4.62%
	______________

*     Portfolio holdings and sector distributions are as of 4/30/08 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Portfolio Distributions and Top 10 Holdings do not include short-term investments. Portfolio Distributions percentages are based on total investments and Top 10 Holdings percentages are based on total net assets.

Commentary

Dear Investor:

We are pleased to present the semi-annual report for the Alpine U.S. Real Estate Equity Fund covering six months through April 30, 2008. During this time the Fund generated a total return of –17.82%. We believe this performance reflects the current economic climate for real estate which ranges from uncertain to stressed as waning demand, rising costs, devaluations and even defaults are becoming more common place. Declining demand is visible in both residential and commercial properties where existing home sales have declined by over -31% to levels not seen since 1997 and average prices have fallen by -17.6% according to the S&P/Case-Shiller Composite-20 (City) Home Price Index . Commercial property sales volumes are down by 80% for the first quarter of this year vs. 2007. Valuations for both residential and commercial properties have declined on the order of 5% to 25% depending upon the quality a nd location of the property and the city or region in which it resides. Valuation uncertainties triggered the subprime mortgage meltdown which has spread to commercial securitization forcing a 90% contraction in volume year-to-date. Even though commercial property defaults remain below 2% there is fear that they will accelerate if tenant demand erodes further. Residential foreclosures remain below 1% for so called conventional mortgages which represent some two-thirds of all mortgages outstanding. However, over 11% of the roughly 7 million subprime mortgages outstanding are currently in foreclosure, and nearly 28%

are delinquent, which raises the potential for more defaults and foreclosures.

REAL ESTATE RENTS AND VALUATIONS

Currently the real estate markets are characterized not only by a low level of transactions but also a sluggish rental market. Tenants are cautiously gauging the economic climate and delaying decisions with regard to their space needs. In addition, a number of businesses, particularly those aligned with financial service sector including law and accounting firms, as well as investment banks, have put existing lease space back on the market. While the sublet market is expanding, the future course of our economy will have a greater role in determining the impact of such shadow space. Current market rents for office space have typically declined by 5% to 15%, while industrial space has held value better with rent levels currently running flat to -10% depending on the city. Apartments have benefited from the downturn in new home sales, however, multifamily construction continues at levels only 6% below the 10 year moving average, so new supply has not significantly abated. As a result, rents are now being impacted by the slowing economy and range roughly +/-5% over year ago levels. Retail rents have typically held fairly firm, albeit relatively new centers have been forced to make attractive offers so the retail rental market is roughly flat for better quality malls versus declines of up to 10% to 15% for generic strip centers lacking strong anchored tenants.

Alpine U.S. Real Estate Equity Fund

The impact of a soft rental market on valuations has been compounded by the withdrawal of significant financial liquidity for the market place affecting both residential and commercial property. Historic lenders for commercial property such as insurance companies and pension funds are now more active than they have been for much of the past decade, however, they have tighter standards with regard to loan value and debt coverage ratios than Wall Street securitizations required over the past five years. Therefore, the number of potential borrowers has diminished which is reflected in the aforementioned observation that volumes are down 90% over the prior year. With less liquidity available for financing, we have seen a partial reversal of the cap rate (the initial yield from net rental income versus the acquisition price) compression which had been a dominant characteristic of the commercial real estate markets over the past five years. So, with the exception of so called premier properties which are effectively holding within a 5% to 10% band, such as the GM Building in New York which was recently acquired by Boston Properties, many valuations are down 10% to 25% in our estimation. Transactions at such depressed levels are not well documented yet, since the pressure which might create forced sales will likely become more prevalent later during this year.

The valuations of single-family homes and condominiums have also dropped by a range of 5% to 35%. Once again, premier properties characterized by unique attributes and/or location, such as waterfront property or unique views and amenities have proven the most durable in comparison with generic properties. It is notable that the hottest markets such as Florida, Las Vegas, Phoenix have now become the weakest markets.

PORTFOLIO FOCUS

The portfolio has changed significantly over the six months ending April 30, 2008 to reflect the current dynamics in the market place. Most notably the portfolio’s previous dominant sectors were lodging stocks at 37% and homebuilders at 25.6%. As of April 30, 2008 this is now almost reversed with a greater emphasis on homebuilders at over 29% and lodging stocks have been brought down to 31.7%. Last year the Fund began to invest in foreign homebuilders, where the outlook was superior to that in the U.S. American listed Global Depository Receipts (GDRs) representing shares of Brazilian or Mexican homebuilders continues with greater representation in the Fund’s top ten holdings, with Brazilian builders Gafisa at 5.5% and Cyrela Brazil Realty at over 4% as of April 30, 2008. Hotel companies are trading at very low multiples which offer attractive values today. We believe that the potential for further deterioration in the economy suggests caution until greater clarity of economic trends is present. Another strategic change in the portfolio as represented in the top ten holdings is the Fund’s position in MFA Mortgage Real Estate Investment Trust (REIT) which owns high quality prime conventional conforming loans underwritten by Fannie Mae or Freddie Mac and utilizes only moderate levels of corporate financing. We believe that company is very well positioned to benefit from the gradual easing of credit spreads which has already begun since the Bear Stearns debacle. As spreads return to normal, the REIT’s cash flow margin is projected to grow. Historic Treasury Bill-to-Libor (TED) spreads were 30-35 basis points (BP), which expanded to 204 BP as Bear Stearns imploded, and back below 100 BP recently. The other major change in the top ten holdings is Verde Realty Operating Partnership which focuses its business on both sides of the Texas-Mexico border. The company is emphasizing industrial office as well as retail and residential properties which we feel benefit from the increase in cross border trade. The rising cost of shipping bulky goods from Asia or Europe has made Mexican assembly and finishing of products ranging from computers to vacuum cleaners to refrigerators more cost effective. Verde is particularly strong in the El Paso-Juarez market area.

PROSPECTS

The focus of this portfolio has increasingly emphasized situations where economic growth outside the U.S. might provide a safe haven while we search for deeply discounted values in the U.S. We remain concerned that even though the U.S. economy may be nearing a bottom with values for both commercial and residential properties stabilizing later in 2008, it is possible that a deteriorating job climate might push the economy’s nadir into 2009. We believe many share prices reflect the current weak environment but a near term catalyst for realizing undervaluation may be lacking until the economy’s direction becomes clearer. It is worth noting, however, that the shares of both REIT’s and homebuilders in the U.S. appear to have bottomed during the month of January, although there has been some retracement following the ensuing bounce off the bottoms during February and March. While the commercial property cycle lags the broader economy, typically, equity performance runs 6 to 12 months in advance of underlying fundamentals. Thus, it appears that these stocks are anticipating the U.S. real estate will bottom around year-end. If the economy shows signs of stabilizing over the next few months, we think stocks will continue to move higher. However, the risk of

Alpine U.S. Real Estate Equity Fund

a continued or worsening slowdown in the economy could force a market reappraisal so we will remain vigilant, with preparations to either take a more cautious or, alternatively, more aggressive posture in our portfolio emphasis and stock selection.

We thank you for your continued support during this uniquely challenging investment environment and look forward to providing investors with an update on the portfolio at the end of the fiscal year.

Sincerely,

Samuel A. Lieber

President/Portfolio Manager

______________

This letter and those that follow represent the opinions of Alpine Funds management and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Funds that concentrate their investments in a specific sector, such as real estate, tend to experience more volatility and be exposed to greater risk than more diversified funds. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. The Fund regularly makes short sales of securities, which involves the risk that losses may exceed the original amount invested.

Please refer to the schedule of portfolio investments for fund holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

S&P/Case-Shiller Composite-20 (City) Home Price Index is comprised of price changes within all 20 metropolitan markets (Atlanta, Boston, Charlotte, Cleveland, Chicago, Dallas, Detroit, Denver, Las Vegas, Los Angeles, Miami, Minneapolis, New York, Phoenix, Portland, San Diego, San Francisco, Seattle, Tampa and Washington D.C.), for which MacroMarkets LLC and S&P have launched an index.

100 basis points (BP) = 1%

Alpine Realty Income & Growth Fund

Value of a $10,000 Investment

$50,000

$40,000

$30,000

$20,000

$10,000

$0

Dec 29  Apr 30

Apr 30

Apr 30

Apr 30

Apr 30

Apr 30

Apr 30

Apr 30

Apr 30

Apr 30

98

99

00

01

02

03

04

05

06

07

08

$38,765

$35,515

$12,982

Alpine Realty Income & Growth Fund
S&P 500 Index

Morgan Stanley REIT Index

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus similar investments in the Fund’s benchmarks. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s return reflects the waiver of certain fees. Without the waiver of fees, the Fund’s total returns would have been lower.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 2 months. If it did, total returns would be reduced.

The Morgan Stanley REIT Index (the “RMS Index”) is a total return index comprising of the most actively traded real estate investment trusts and designed to be a measure of real estate equity performance. The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Lipper Real Estate Funds Average is an average of funds that invest at least 80% of their portfolio in equity securities of domestic and foreign companies engaged in the real estate industry. Lipper Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The Morgan Stanley REIT Index, the S&P 500 Index and the Lipper Real Estate Funds Average are unmanaged and do not reflect fees associated with a mutual fund, such as investment advisor fees. The performance for the Realty Income & Growth Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

Comparative Annualized Returns as of 4/30/08
	6 Months(1)	1 Year	3 Year	5 Year	Since Inception (12/29/1998)

Alpine Realty Income & Growth Fund	-9.98%	-18.12%	7.25%	15.21%	15.62%

Morgan Stanley REIT Index	-7.08%	-12.89%	11.88%	18.57%	14.54%

S&P 500 Index	-9.64%	-4.68%	8.23%	10.62%	2.84%

Lipper Real Estate Funds Average	-9.64%	-14.09%	10.84%	17.88%	14.15%

Lipper Real Estate Fund Rank	N/A	284/331	200/236	136/161	21/87

______________
(1)	Not annualized. FINRA does not recognize rankings for less than one year.

To the extent that the Fund’s historical performance resulted from gains derived from participation in initial public offerings (“IPOs”), there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO allocations in the future.

Alpine Realty Income & Growth Fund

Portfolio Distributions* (Unaudited)

Storage 0.4%

Manufactured Home  0.7%

Net Lease   6.0%

Lodging  6.6%

Diversified   8.7%

Mortgage/Finance   8.1%

Office/Industrial  32.4%

Retail  21.5%

Health Care  4.3%

Apartments  11.3%

Top 10 Holdings* (Unaudited)
1.	Boston Properties, Inc.	5.76%
2.	Vornado Realty Trust	5.70%
3.	Alexandria Real Estate Equities, Inc.	5.67%
4.	Simon Property Group, Inc.	4.80%
5.	Entertainment Properties Trust	4.43%
6.	General Growth Properties, Inc.	3.77%
7.	Kimco Realty Corp.	3.61%
8.	ProLogis	3.49%
9.	AMB Property Corp.	3.39%
10.	iStar Financial, Inc.	3.31%

______________

*         Portfolio holdings and sector distributions are as of 4/30/08 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Portfolio Distributions and Top 10 Holdings do not include short-term investments. Portfolio Distributions percentages are based on total investments and Top 10 Holdings percentages are based on total net assets.

Commentary

Dear Investor:

During the six-month period that ended April 30, 2008, the Alpine Realty Income & Growth Fund experienced a total return of -9.98% as a weakening economy and fragile debt capital market continued to weigh on commercial real estate securities. The Fund’s six-month return was comprised of an increase of +5.63% during the first four months of 2008 after a decline of -14.78% during the last two months of 2007. At April 30, 2008 net asset value per share stood at $20.31, down from $25.12 at October 31, 2007. The decrease resulted from $2.2014 in aggregate dividends ($.49 from income distributions on December 21, 2007 ($.24) and March 26, 2008 ($.25) and $1.7114 from a December 21, 2007 long term gain distribution) and declines in share prices of real estate equity investments. Following the latest semi-annual period, the Fund’s cumulative total return, since its inception on December 29, 1998 through April 30, 2008, was +287.65% which equates to a +15.62% annualized return and compares favorably to the +29.82 cumulative return (+2.84% annualized) of the S&P 500 Index (the “S&P”) and the +255.15% (+14.54% annualized) return of the Morgan Stanley REIT Index (the “RMS Index”). The preceding table presents the Fund’s returns for the latest one-year, three-year, five-year, and since inception periods relative to the S&P and the RMS Index.

While the Fund has experienced relatively favorable long term performance since its inception, current economic prospects and our dissatisfaction with recent investment performance have prompted our rebalancing the portfolio in an attempt to improve its defensive characteristics, volatility profile, and its relative returns. We will discuss in detail how we are modifying the portfolio after providing a brief overview of the relevant capital market and economic conditions.

Events in the financial markets overshadowed the fundamental health of commercial real estate conditions and created extraordinary volatility in the real estate securities markets. Indeed, the RMS Index experienced daily increases or decreases of greater than 1% on 89 of the 124 trading days during the semi-annual period (71.8% frequency) and greater than 2% on 47 days (37.9% frequency). Despite aggressive policy by the Federal Reserve and significant capital raises by financial institutions, bank balance sheets remain weak, the securitized debt market continues to be relatively frozen, liquidity is constrained, and consequently investors in the equity markets are very apprehensive. During the period, the Federal Reserve lowered their target rate five times, from 4.50% to 2.00%. They provided emergency funding to the collapsing Bear Stearns Cos., the then fifth largest US Securities firm, as part of that firm’s buy-out by JP Morgan Chase, and they agreed to open up the discount window to securities firms while loosening standards for acceptable collateral. Over the same timeframe, banks have been busy obtaining new equity capital. Citigroup sold $7.5 Billion of preferred equity with an 11% dividend to Abu Dhabi Investment Authority and $4.5 Billion of common equity, Wachovia sold $3.5 Billion of stock, and most recently, Lehman and KeyCorp raised $4 Billion and $1.65 Billion respectively. While the Fed’s actions and the bank’s equity infusions have been meaningful, we believe much work remains for financial institutions to

Alpine Realty Income & Growth Fund

purge their balance sheets of unwanted loan assets, improve their capital ratios, and regain the capacity to be active lenders.

As a result, within the commercial real estate debt markets, liquidity remains tight with commercial banks hesitant to make additional loans and the Commercial Mortgage-Backed Securities (“CMBS”) market virtually closed for new business. Domestic CMBS issuance in the first quarter of 2008 totaled only approximately $6 Billion, in stark contrast to an estimated $61 Billion in the first quarter of 2007 and $230 Billion overall for the full year. While interest spreads in the CMBS fixed rate market have improved recently from their six-month highs with super senior AAA spreads at about 140 basis points over swaps (down from a high of 315 basis points) and BBBs at 1,400 basis points versus a peak of 2,075 basis points according to Lehman Brothers, they remain elevated. Given the current spread levels, real estate securitization businesses are still unable to profitably issue loans at interest rates acceptable to borrowers and the CMBS origination market remains inactive.

On a positive note, on balance sheet lenders such as life insurance companies and the agency lenders, Fannie Mae and Freddie Mac, have stepped into the capital void and provided debt capital, albeit at more restrained loan-to-value ratios but at more attractive terms than the public securitized market. Additionally, significant amounts of private capital have been raised to provide mezzanine financing lower down in the capital stack. Meanwhile, in the public unsecured corporate market, companies with strong balance sheets such as Simon Property Group, ProLogis, and AMB Property Corp. have been able to access funding for their businesses. Thus, while liquidity remains constrained overall and spreads for all debt products elevated, there are signs that the mending process in the debt capital markets is underway, at least for now.

What may slow the mending process and be more meaningful for real estate fundamentals for the remainder of 2008 and into 2009 is the direction of the U.S. economy. The prolonged housing downturn, tightness in the capital markets, and the extraordinary increase in the price of crude oil have all taken their toll on consumer and corporate confidence. With home foreclosure levels rising and home equity decreasing, the doubling of crude oil prices to over $130 per barrel since April 2007 has provided another unwanted “tax” on individuals’ disposable incomes and psyches. Additionally, while the latest 5.50% reported unemployment rate remains below the thirty-year average, the growth in jobless claims and overall trend of unemployment (a rise of 1% year-over-year) have not been encouraging signs. It is thus not a surprise that consumer sentiment has shown a steady decline. However, the magnitude of the decline is somewhat alarming. Indeed, the recently reported University of

Michigan preliminary index of consumer sentiment declined in June to the lowest level since May 1980.

Given this economic overlay combined with current capital market conditions, we are increasingly cautious on the near term outlook for real estate property fundamentals and have been actively rebalancing the portfolio. Our intent is increase the Fund’s defensive characteristics and relative returns i) by building a greater portion of the portfolio with higher yielding preferred equities, ii) by reducing our exposure to the most economically sensitive property types and to the markets most impacted by the housing crisis, and iii) by increasing our focus on companies that possess the most durable cash flows and the balance sheets to take advantage of what we believe will be available opportunities.

One of the most significant changes to the portfolio has been the increase in our investment allocation to preferred stocks from only 2.8% of net assets on October 31, 2007, to 10.89% as of April 30, 2008, and to 12.70% as of the June 17th date of this report. The Fund’s current preferred stock investments are comprised of twenty-three different positions versus eight at the beginning of the period. All of our recently purchased preferred investments have significantly higher yields than overall REIT common averages and were acquired at discounts ranging from 2.9% to 29.9% to their typical $25 per share liquidation values, with the majority at a 15% to 22% discount, and were purchased during periods of the most significant spread widening in the fixed income markets. The only exception was our purchase at par value of a newly issued convertible preferred stock, Entertainment Properties Trust 9.0% Series E, which has appreciated +9.6% since our purchase in early April. Valuations in the fixed income capital markets reacted earlier and to a greater extent than valuations in the property markets. More importantly, we believe such valuations are likely to rebound sooner giving us conviction that these investments purchased at significant discounts to par have the ability to deliver handsome appreciation in addition to their attractive current yields. Additionally, these investments allow us to move higher in companies’ capital structures, enabling a more conservative manner to participate in the recovery of certain property sectors.

At the same time, we have dramatically reduced our common equity investments in one of the most economically sensitive property types, the lodging sector, to 4.41% of net assets (6.65% including preferred equities) as of April 30, 2008 from 12.90% at October 31, 2007 and 15.90% at April 30, 2007. While the hotel industry’s group business has held up reasonably well, the economic slowdown and higher travel costs have begun to adversely impact individual leisure and business travelers. Trends for the hotel sector’s growth in Revenue per Available Room (“RevPar”) have weakened

Alpine Realty Income & Growth Fund

considerably with most forecasts for 2008 results to be between 2% to 3.5%. At these levels, given increased costs for wages/salaries/and benefits, utilities, and property taxes, we expect that the majority of hotel-owning entities may experience pressure on their operating margins and profits. During the period we sold our investments in Sunstone Hotel Investors and Hospitality Property Trust while decreasing by over 50% our investment in Starwood Hotels & Resorts, DiamondRock Hospitality, Felcor Lodging Trust, and Marriott International. Lodging stocks were one of the weakest performing groups for the Fund over the semi-annual timeframe, disproportionately impacting overall results.

In the apartment group, another economically sensitive property type with short lease terms, we reduced our common equity holdings somewhat from 12.38% of net assets to 10.55% over the period. More significantly, we liquidated our investments in those companies with the most exposure to low cost and/or distressed housing markets, reduced our holdings in companies with national portfolios, and increased our concentration on those entities with assets in healthier housing and employment markets and where the differential between the cost of owning and renting is the largest. Though to date in 2008 apartment stocks have outperformed other property types on a relative basis, it is our experience that apartment demand correlates with but historically lags employment gains or losses and that a weak housing market, along with recent job trends, are likely to continue to pressure landlords. As a result, we have become more selective and specifically have liquidated our positions in Apartment Investment & Management Co., Camden Property Trust, and Mid-America Apartment Communities, reduced our Equity Residential and United Dominion holdings, and increased our investment in two coastal California and Seattle centric companies, Essex Properties Trust and BRE Properties, and in the Mid-Atlantic focused Home Properties. As of the date of this report, these three holdings account for approximately two-thirds of our apartment company common equity investments.

In our last report, we noted our intention to enhance the defensiveness of the portfolio by increasing our investments in office, net lease, retail, and health care real estate companies whose cash flows are generally supported by longer lease durations. The Fund’s common equity holdings in office companies, including the diversified REIT Vornado Realty Trust whose revenue derives in large part from office assets in New York City and Washington, D.C., represent the portfolio’s largest sub-sector concentration, accounting for 29.4% of net assets as of April 30, 2008 (32.5% as of the date of this report, June 17, 2008). Within this sub-sector, we have further biased our holdings to companies operating in central business district (“CBD”) locations where we believe occupancy rates are the highest, average lease terms are the longest, competitive new supply threats are the smallest, and the current mark-to-market between existing contract rents and current market rents is the widest. As a result, we have increased our holdings in the CBD centric companies of Vornado, Boston Properties (assets in New York City, Washington, D.C, Boston, and San Francisco), SL Green (New York City), and Douglas Emmett (Los Angeles).

Outside of the CBD office markets, we have focused further our investment in companies whose sources of tenant demand should remain strong even in a slowing economy (Alexandria Real Estate Equities – life science, Corporate Office Properties – the defense industry), who have the ability to create additional shareholder value through well-positioned development projects (Kilroy Realty – San Diego County), and whose balance sheets have the capacity and strength to take advantage of opportunities in the market. Alexandria, currently the Fund’s second largest holding, exemplifies this objective with its distinct life-science focused strategy. The company owns premier lab/office space in the major life-science markets of the San Francisco Bay area, San Diego, Washington, D.C., and Cambridge, Massachusetts, and has new international expansion initiatives in China, India, Toronto, and Edinburgh, Scotland. Consequently, Alexandria should benefit from the steady demand derived from increasing research and development expenditures and from government initiatives to grow their respective regions’ life-science industries. As an example, the State legislature of Massachusetts recently approved an economic bill to focus $1 Billion over ten years to the life science sector. Meanwhile, China wishes to expand its domestic pharmaceutical, bio-tech, and diagnostic businesses and Alexandria has been awarded the development rights for nearly 2.5 million square feet of future research space there to support China’s goal.

We have also increased the Fund’s weightings in net lease and health care real estate companies, arguably the sub-sectors with the most extended lease durations, though pricing has constrained our incremental purchasing. Currently the Fund’s allocation (including preferred equities) to these two combined areas is 11.9% of net assets, up from 8.8% at October 31, 2007. Our investments include Entertainment Properties Trust, the Fund’s fifth largest holding, with long term leases primarily to stadium-seating movie theater operators, and Omega Healthcare Investors, Ventas, and Health Care REIT, with long term leases to operators of senior housing complexes and medical facilities. These entities have current dividend yields (as of the June 17th date of this report) ranging from 4.59% to 9.90% for our common stock holdings, 8.21% to 9.06% for our preferred investments, and should provide a further base of stability for the Fund during these times of market volatility. Healthcare real estate companies were the Fund’s best performers during the period with Ventas returning +15.86%, Health Care REIT +12.62%, and Omega +8.19%.

Alpine Realty Income & Growth Fund

Within the retail real estate group, the Fund’s common equity holdings have only increased marginally from 21.1% as of as of October 31, 2007 to 22.1% as of the June 17, 2008 date of this report, though we have been increasingly biased towards regional mall operators versus strip retail and lifestyle center owners and developers. Historically, regional malls have experienced some of the least variable rates of occupancy and cash flow of all property types due to their diversity of tenancies, often dominant market positions, and above average length of their lease contracts. Despite these characteristics, we have been wary to increase our investment in this area substantially given current pressures on consumer confidence and spending. It is our belief that the length and depth of the current economic downturn could be critical to the appetite for retailers to maintain their store distribution channels. The 2008 year has already witnessed an increased level of retail tenant bankruptcies and store closings, including most notably Bombay, Levitz, Comp USA, Pacific Sun, and Linens and Things, and many developers of new lifestyle centers are having difficulty achieving sufficient tenant interest for their projects. Though at this point the management teams of our holdings report only slower decision making on lease commitments from their retailer customers, as the year progresses we will continue to monitor whether retailer pullbacks spread to higher quality retail centers and thereby weigh our overall allocation to this sub-sector.

In our opinion, the portfolio rebalancing outlined above should increase the Fund’s defensive characteristics while positioning it to attain long term growth when market conditions improve. Longer lease durations, less economic sensitivity, an increased focus on supply constrained markets, and preferred equity investments are balanced by allocations to specialist property companies and well capitalized entities poised for opportunities that have the potential to arise in these volatile markets. Many of our public REIT entities that had previously lost their cost of capital advantage to liberally financed private operators may be beneficiaries of the less liquid environment. Distressed sellers of debt securities are likely to provide the initial opportunities, followed by property owners unable to negotiate current debt market conditions. The magnitude of such opportunities is obviously dependent upon the duration and extent of economic weakness domestically. We will continue our efforts to position the portfolio appropriately and provide an attractive mix of income and growth opportunities within our real estate securities universe. We look forward to providing an update on Fund performance after the end of the fiscal year.

Sincerely,

Robert W. Gadsden

Portfolio Manager

______________

Because the Fund concentrates its investments in the real estate industry, the portfolio may experience more volatility and be exposed to greater risk than the portfolios of many other mutual funds.

Please refer to the schedule of portfolio investments for fund holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

A Basis Point is a value equaling one one-hundredth of a percent (1/100 of 1%).

Alpine International Real Estate Equity Fund

Value of a $10,000 Investment

$40,000

$30,000

$30,606

$30,550

$19,757

$20,000

$10,000

$0

Apr 30  Apr 30

Apr 30

Apr 30

Apr 30

Apr 30

Apr 30

Apr 30

Apr 30

Apr 30

Apr 30

98

99

00

01

02

03

04

05

06

07

08

Alpine International Real Estate Equity Fund.
MSCI EAFE (USD) Index

GPR General Property Securities Global Index

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus similar investments in the Fund’s benchmarks. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s return reflects the waiver of certain fees. Without the waiver of fees, the Fund’s total returns would have been lower.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 2 months. If it did, total returns would be reduced.

The GPR General Property Securities Global Index is a market weighted total return performance index, available on a monthly basis. The purpose of this index is to cover a broad range of property investment companies with a market capitalization of more than 50 million U.S. dollars. It is constructed on a total return basis with immediate reinvestment of all dividends. The S&P/Citigroup BMI World (ex. U.S.) Property Index is a market weighted total performance index, available on a monthly basis. The index consists of companies from developed markets that have float larger than 100 million U.S. dollars and derive more than half of its revenue from property-related activities. The MSCI EAFE Price (USD) Index is a capitalization weighted index that monitors the performance of stocks from Europe, Asia, and the Far East. This is one of the most widely used measures of international stock performance. The Lipper Real Estate Funds Average is an average of funds that invest at least 80% of their portfolio in equity securities of domestic and foreign companies engaged in the real estate industry. Lipper Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The S&P/Citigroup BMI World (ex. U.S.) Property Index, the GPR General Property Securities Global Index, the MSCI EAFE Price (USD) Index and the Lipper Real Estate Funds Average are unmanaged and do not reflect fees associated with a mutual fund, such as investment advisor fees. The performance for the International Real Estate Equity Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

Comparative Annualized Returns as of 4/30/08
	6 Months(1)	1 Year	3 Year	5 Year	10 Year	Since Inception (2/1/1989)

Alpine International Real Estate Equity Fund	-19.08%	-14.24%	14.87%	24.92%	11.84%	8.92%

S&P/Citigroup BMI World (ex U.S.) Property Index(2)	-15.60%	-14.65%	17.27%	26.90%	12.22%	N/A

GPR General Property Securities Global Index(3)	-8.95%	-8.88%	15.42%	21.98%	11.82%	7.32%

MSCI EAFE (USD) Index	-8.99%	-1.31%	16.74%	20.92%	7.05%	6.40%

Lipper Real Estate Funds Average	-9.64%	-14.09%	10.84%	17.88%	11.31%	10.62%

Lipper Real Estate Fund Rank	N/A	211/331	19/236	4/161	27/72	3/3

______________

(1)	Not annualized. FINRA does not recognize rankings for less than one year.
(2)	Index commenced on 7/31/1989.
(3)	Does not include reinvestments of dividends.

To the extent that the Fund’s historical performance resulted from gains derived from participation in initial public offerings (“IPOs”), there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO allocations in the future.

Alpine International Real Estate Equity Fund

Portfolio Distributions* (Unaudited)	Top 10 Holdings*(Unaudited)
Residential 31.7% Financial 2.8% Industrial 4.1% Retail 7.7% Lodging 11.7% Diversified 29.8% Office 12.2%	1.	Unibail	3.80%
	2.	Cyrela Brazil Realty S.A.	2.27%
	3.	Orient-Express Hotels Ltd. - Class A	1.94%
	4.	Hypo Real Estate Holding AG	1.66%
	5.	Hammerson PLC	1.55%
	6.	Sumitomo Realty & Development Co., Ltd.	1.54%
	7.	Norwegian Property ASA	1.52%
	8.	Marriott International, Inc. - Class A	1.43%
	9.	Immoeast Immobilien	1.43%
	10.	Regus Group PLC	1.41%

______________

*   Portfolio holdings and sector distributions are as of 4/30/08 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Portfolio Distributions and Top 10 Holdings do not include short-term investments. Portfolio Distributions percentages are based on total investments and Top 10 Holdings percentages are based on total net assets.

Commentary

Dear Investor:

We are pleased to present the semi-annual report for the Alpine International Real Estate Equity Fund for the fiscal period ended April 30, 2008. The closing net asset value (NAV) per share of period end was $36.02, which produced a total return of -19.08% for the six month period ended April 30, 2008. In comparison with our 2007 annual report which showed strong comparative annualized returns versus our benchmark indices for all standard historic comparative periods, the Fund has fallen off the pace during this six month period under review. We believe this reflects both the nature of the current downturn as well as our value oriented investment approach, which in our opinion sometimes penalizes purchases made prior to recovery.

FINANCIAL MARKET DEVALUATION NOT UNIVERSAL

Effectively, the financial market turmoil has forced a share price devaluation in the marketplace due to rising risk premiums fueled by growing uncertainty over the impact of the credit crunch on underlying economies. During this fiscal period, the Fund has taken advantage of the price devaluation to acquire shares of a number of companies which management believes are trading at attractive discounts to underlying property or business market valuations by 20% to 60%, based on our estimates. Some of these shares could be characterized as small to mid-cap companies, often with exposure to emerging markets or smaller countries. We believe that the current investment climate is penalizing small-cap stocks and emerging markets based on historical patterns during previous economic declines. It is our belief that this economic slowdown will be most severe in the larger economies of the U.S. and Europe. If we are correct in our assumption, we believe that equity markets would rationally begin to revalue many of our recent purchases of small cap emerging market stocks once economic prospects become clearer.

We suspect there will be greater clarity on the overall direction of the world’s different economies towards the latter part of 2008. It is Alpine’s view that the continued synchronization of global equity markets does not reflect an increased underlying economic decoupling. In other words, if the U.S. catches pneumonia, it is possible that Brazil may only catch a cold and not the flu. Even though the U.S. and England may decline into a broader recession, Europe may maintain modest growth over the medium term. With a weak U.S., China may not be able to produce double-digit growth, although 7% to 8% expansion in GDP would probably be the envy of the rest of the world.

INFLATION, DEFLATION OR STAGFLATION?

Rapidly rising food and fuel prices have stirred fears of stagflation, which is anathema to both equity markets and real estate. We certainly see the risk of potential stagnation in the U.S. and the U.K, while Europe and Japan may continue to be dull at best, yet parts of the world should be buoyed by strengthening domestic demand from growing middle class populations as well

Alpine International Real Estate Equity Fund

as significant infrastructure expansion plans in the major BRIC (Brazil, Russia, India, China) nations. We believe market concerns over inflation are not driving Federal Reserve policy in the U.S. since the current soft job situation limits the potential for wage push inflationary psychology to become imbedded in our economy. The prevalence of stronger unions in France and Germany suggest that the European Central Bank will have to be more cautious on this front, even though Spain and Italy are sliding into recession. Japan on the other hand, has been in a disinflationary mode for over 15 years and having recently stabilized, may in fact benefit from modest inflation if it brings about greater pricing power for Japanese corporations. The aforementioned BRIC countries have all seen different degrees of inflationary pressures and most are responding with higher interest rates which might reduce growth rates moderately, although all may exceed the IMF global estimates of roughly 3.5% growth.

GLOBAL REAL ESTATE MARKETS

Real estate markets in most countries are fundamentally sound, which suggests that the turmoil in financial capital markets has begun to slow economies well before excessive growth would typically have led to supply imbalances. The vacancy rates for office properties reflects the positive supply versus demand balance in most markets around the world. For example, among cities where the Fund has exposure, vacancy rates in Tokyo are just over 3% and only 1.5% for Class A buildings, while Hong Kong has 2.2% vacancy, Singapore 3.5%, Sidney 3.5%, Shanghai 4.3%, Mumbai 2.3%, Manila 1.4%,Mexico City 5%, Sao Paulo 6.5%, Rio de Janeiro 3.4%, Buenos Aires 4.1%,Toronto 4.5%, London’s City 6.5% and West End 4.5%, Moscow 4.5%, Kiev 0.8%, Oslo 6.0%, Stockholm 7.0%, Berlin 7.6%, Paris 4.8%, Madrid 4.5%, Vienna 5.2% and Rome 4.5%. In comparison, the U.S. currently has an average vacancy rate of 12.9%, although distinction has to be made between CBD (central business district) locations which have 9.6% vacancy and suburban locations with 14.7% vacancy. Naturally, certain markets are stronger than others with Washington, D.C. at 6.8% and New York City under 8%. In our opinion a benefit of the current credit contraction is that it may notably delay new potential supply, further supporting market conditions.

The strong supply and demand situation obviously benefits landlords in rent negotiations. Brokerage firm, C.B. Richard Ellis suggests that rents in Moscow, for example, have increased by 93% over the 12 months through March, Singapore by 86%, Oslo by almost 58%, Mumbai by over 40%, Sao Paulo by 23% and some of the stronger U.S. markets such as New York and San

Francisco by roughly 22%. These increases may not fully reflect concerns over the past nine months since the multi-month negotiation process for most leases creates an inherent lag effect. Nor will this data be materially influenced by the emergence of a shadow market in sublet space that is beginning to compete for tenants, creating the likelihood of prospective rents which might be down 5% to 15% or lower, depending upon the city in question. Once again, we wish to reiterate our fundamental assumption that the primary direct impact of the capital market turmoil will be felt primarily in New York City and London with perhaps some modest impact in other U.S., U.K. and continental European cities.

PROPERTY VALUES

It is widely acknowledged that real estate rents and sales maylag economic activity and adjust more slowly than the stock market which tends to lead economic activity. In other words, we believe vacancy rates will probably not rise appreciably nor rents erode significantly during 2008. Valuations on the other hand have changed with the overall cost of capital which now incorporates greater risk premiums. There are many measures of these risk premiums but one that is often followed is the so called TED spread, measuring the differential between short term treasury bills and London Interbank Offered Rates (LIBOR) for comparable periods. Historically this has been less than 35 basis points (BP – Note 100BP = 1%), however, such spreads rose to a high of 204 basis points during the week when Bear Stearns collapsed on March 14. While the spreads have certainly moderated over 100 since the Federal Reserve Bank covered most of the investments of Bear Stearns and hence stabilized the marketplace, stock market valuations for real estate have not materially improved. After a five year period of cap rate compression, (that is the lowering of the initial net rental yield relative to purchase price) for commercial properties ranging from 20% to 70%, we are now seeing a reversal of that trend on the order to 5% to 25%. We feel this reversal in part reflects a higher risk premium that investors now seek, as well as a discounting mechanism for the prospect of lower rents in potentially softening property markets. Unlike the stock market, the direct property market is making distinctions between premier or trophy assets and secondary properties, particularly in lesser locations. Premier assets such as New York’s GM Building or London’s Willis Building, are typically fetching prices within 5% to 10% of prior peak levels, whereas secondary or generic properties may be 10% to 25% below these levels. This appears to be true in the U.S. and U.K, although not quite as severe in continental

Alpine International Real Estate Equity Fund

Europe, Australia and Japan, based on observations and our market contacts. Canada appears to be holding fairly strong with a durable economy buoyed by natural resource production. The same would hold true for much of China, although it varies according to city, with softness in southern China closer to 20% below last year’s levels. Hong Kong and Singapore have both seen record pricing for properties over the past few quarters and thus we suspect there is very limited weakness in those cities. Brazil is also a very strong market where we haven’t seen discounting. For India, we suspect that a significant bump in supply over the next 12 months might lead to some softening of prices depending on locations and property type on the order 5% to 10%. That same level may hold true for most Eastern European cities although high vacancy rates in Budapest might lead to double-digit declines in price.

PORTFOLIO DISCUSSION

Over the six months ending April 30, 2008 portfolio changes for the Alpine International Real Estate Equity Fund were focused on adding to markets and stocks in which we had the highest level of confidence for growth as well as individual stocks where we felt there was the greatest valuation disparity between market share prices and underlying real estate values. To this end we increased our exposure to Brazil to 14.6% from 12.3% as of last October. Our exposure to Japan declined from 14.7% of the portfolio to 11.7% as of 04/30/2008. Hong Kong and China combined accounted for just over 11.0% of the portfolio, up from 9.9% as of 04/30/2008 A notable distinction between these two numbers is the significant increase in China exposure over 6.9% versus 2.5% last October, while Hong Kong was reduced from 7.4% to 4.1% during the same period. As of 04/30/2008 the Fund’s exposure to France was also increased to 9.3% versus 7.6%, while our exposure in the U.K. fell to 6.9% from 7.7%. The other major noteworthy change in our top ten country selection was an increase in Singapore to 5.8% from 4.4% last fall. The respective rationale behind these changes is the continued natural resource driven modernization and expansion of Brazil. A number of Japanese stocks look very attractively valued, with some at the lowest valuations (including single-digit multiples) that we have seen in 20 years of following Japanese stocks. Even though commercial real estate fundamentals remain stable in Japan, we are concerned by a pattern of anemic growth. Without growth the Japanese stocks could indeed be a value trap, so we will tread cautiously over the next couple of quarters. Chinese stocks have been hit hard by market uncertainty and indeed have pulled back from recent historic highs achieved last October to levels that we found much more compelling over the past few months. Hong Kong stocks which appeared rather expensive towards the end of the year were reduced in favor of greater Chinese exposure. France has continued to demonstrate a very sound and stable property market particularly in Paris’ western districts. While we feel France’s macro picture is not exceptionally strong, we do think there is good fundamental value in the stocks we own there and a moderate valuation profile which we think provides a compelling risk adjusted return scenario. The U.K. market was the worst performer during 2007 and had a significant bounce towards the beginning of this year which has since dissipated. A number of stocks that have appeared cheap have become cheaper as the prospect for economic activity continues to deteriorate. Nonetheless, many of the stocks still appear quite inexpensive. It is noteworthy that this market has adjusted faster at a fundamental level on the ground than have most other real estate markets, such as the U.S. or Australia.

With regard to the Fund’s top ten holdings, five continue as major positions and five new companies have been added or grown in position size. Unibail continues as the Fund’s largest position having been expanded from 2.45% to 3.80% of the portfolio as of 04/30/2008. Europe’s largest shopping mall owner provides, in our opinion, a very attractive dividend yield with significant organic growth opportunities imbedded in the portfolio. Cyrela Brazil Realty rose to 2.27% of the portfolio from 1.94% last October. We remain very confident on Brazil and believe that Cyrela is the premier residential developer in that country. Orient-Express Hotels remains our third largest position despite the failure of several interested parties to negotiate a merger or acquisition of the company. The unique high-end properties which this company owns should continue to perform well in the current economic environment. The fourth largest holding, Hypo Real Estate was added to the portfolio after the shares fell from a high of over 52 Euros last May to below 15 Euros in March. As the largest combined lender to infrastructure and real estate projects around the world, we believe they have created a valuable platform and franchise which should continue to prosper as the cycle improves. Subsequent to our purchase, J.C. Flowers, the private equity firm focused on the financial sector, offered to buy 25% of the company for 22.5 Euros. Hammerson is a longer term holding of the Fund which was increased to 1.55% as of 04/30/2008 and thus became the fifth largest holding. This REIT owns prime retail and office properties which it has developed in both the U.K. and France. Over the six months ending

Alpine International Real Estate Equity Fund

April 30, 2008, Sumitomo Realty & Development fell from our second largest holding to sixth place, partly through a decline in share price, as well as a reduction in our exposure to this stock. As one of the big three real estate companies in Japan, Sumitomo has considerable expertise and is developing the greatest number of office properties over the next few years which should allow it to achieve strong rental cash flows in the tight Tokyo market. Norwegian Property fell from sixth to seventh position as this stock has also underperformed even though the Oslo market is sustained by solid rents and a 6% vacancy rate. Nevertheless, rising interest rates in Norway have put pressure on the share price. Marriott International is our eighth largest holding as it spreads its portfolio around the world and Immoeast is the ninth largest holding, having been acquired during the thi rd and fourth calendar quarters of last year after falling over 50% to levels not seen since 2004. This Austrian based fund owns the largest portfolio focused on Eastern Europe, where we believe there will be significant growth over the next five years. The Fund’s tenth largest holding also grew from a lower base as Regus Group continues to demonstrate what we feel is considerable strength in the market place for temporary office users.

We believe the prospects for the portfolio are positive. However, the timing of a recovery in confidence in the property sector as well as the resurgence in liquidity looking for growth opportunities may still take some time. We believe that the fundamentals underlying the macro drivers of demand as well as potential for new supply favor the growth prospects in markets such as Brazil, Russia, China and Singapore. India also has great prospects but we do think it is a more difficult realization process due to infrastructure, political and bureaucratic conditions. In general, we are of the opinion Europe offers excellent value especially on a risk adjusted basis. We believe that superior values and the prospect from reasonable growth is also present in markets such as Germany, Eastern Europe and Scandinavia. Japan is a bit of a wild card as stocks appear to be very cheap on an historic basis and reasonable on a global basis, yet questionable underlying growth of its very large economy forces us to be a bit cautious over the near term.

Finally, it is worth reiterating that this is a financial market led adjustment to valuations as opposed to a reduction in share prices due to imbalances in supply and demand. As management sees the current situation, there is a significant mis-match between stock market valuation of real estate companies and the underlying property valuations of these shares which we own. We believe over time, such disparities tend to be corrected.

We look forward to reporting to you on the Fund’s portfolio and our progress in the Fund’s annual report to shareholders. Thank you for your support.

Sincerely,

Samuel A. Lieber

President/Portfolio Manager

______________

Funds that concentrate their investments in a specific sector, such as real estate, tend to experience more volatility and be exposed to greater risk than more diversified funds. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. The Fund regularly makes short sales of securities, which involves the risk that losses may exceed the original amount invested.

Please refer to the schedule of portfolio investments for fund holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

100 basis points equals 1%

Cash flow measures the cash generating capability of a company by adding non-cash charges and interest expense to pre-tax income.

Alpine U.S. Real Estate Equity Fund

Schedule of Investments

April 30, 2008 (Unaudited)

Shares	Security Description	Value

Real Estate Investment Trusts—46.5%
Lodging—11.5%
500,891	Ashford Hospitality Trust	$2,900,159
449,200	DiamondRock Hospitality Co.	5,727,300
190,000	Sunstone Hotel Investors, Inc.	3,549,200

		12,176,659

Mortgage & Finance—14.1%
200,000	Annaly Mortgage Management, Inc.	3,352,000
400,000	CBRE Realty Finance, Inc.	1,552,000
900,000	MFA Mortgage Investments, Inc.	6,291,000
195,500	iStar Financial, Inc.	3,763,375

		14,958,375

Office—Industrial Buildings—10.6%
32,000	Alexandria Real Estate Equities, Inc.	3,360,960
65,900	Kilroy Realty Corp.	3,447,888
127,500	Maguire Properties, Inc.	2,052,750
25,200	Vornado Realty Trust.	2,345,868

		11,207,466

Retail Centers—10.3%
21,000	Alexander’ s, Inc. (a)	7,482,300
86,000	CBL & Associates Properties, Inc.	2,106,140
30,000	General Growth Properties, Inc.	1,228,800

		10,817,240

	Total Real Estate Investment Trusts	49,159,740

Common Stocks—67.8%
Diversified — 5.2%
15,000	Cyrela Commercial Properties S.A.—GDR (a)(c)	382,911
7,500	Cyrela Commercial Properties S.A.—ADR (a)	191,455
143,940	Verde Realty (a)(b)	4,893,960

		5,468,326

Lodging—20.2%
125,502	Great Wolf Resorts, Inc. (a)	766,817
843,529	Interstate Hotels & Resorts, Inc. (a)	3,627,175
60,000	Marriott International, Inc.—Class A	2,058,000
185,300	Orient—Express Hotels Ltd.—Class A	8,625,715
120,200	Starwood Hotels & Resorts Worldwide, Inc.	6,275,642

		21,353,349

Shares	Security Description	Value

Common Stocks—continued
Residential: Assisted Living—5.0%
245,000	Sunrise Senior Living, Inc. (a)	$5,255,250

Residential: Foreign Homebuilders 17.0%
15,000	Cyrela Brazil Realty S.A.—GDR (c)	4,883,886
7,500	Cyrela Brazil Realty S.A.	2,441,943
19,900	Desarrolladora Homex S.A. de C.V.—ADR (a)	1,185,642
132,900	Gafisa S.A. —ADR	5,787,795
402,722	Standard Pacific Corp.	2,037,773
177,200	Xinyuan Real Estate Co. Ltd. — ADR (a)	1,600,116

		17,937,155

Residential: Manufactured Homes—8.3%
849,083	Champion Enterprises, Inc. (a)	8,762,537

Residential: U.S. Homebuilders—12.1%
160,000	Centex Corporation	3,331,200
140,000	KB Home	3,150,000
40,000	Meritage Homes Corp. (a)	758,800
2,200	NVR, Inc. (a)	1,349,700
210,000	Pulte Homes, Inc.	2,738,400
45,000	The Ryland Group, Inc.	1,439,100

		12,767,200

	Total Common Stocks	71,543,817

Short-Term Investments—0.0%
780	Fidelity Institutional Government Portfolio	780

	Total Short-Term Investments	780
	Total Investments (Cost $121,548,410)—114.3%	120,704,337

	Liabilities in Excess of Other Assets—(14.3)%	(15,073,532)

	TOTAL NET ASSETS—100.0%	$105,630,805

______________

Percentages are stated as a percent of net assets.

ADR American Depository Receipt

GDR Global Depository Receipt

(a)	Non Income Producing
(b)	Security fair valued in accordance with procedures approved by the Board of Trustees.
(c)

Restricted under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees. Securities restricted under Rule 144A comprised 5.0% of the fund’s net assets.

The accompanying notes are an integral part of the financial statements.

Alpine Realty Income & Growth Fund

Schedule of Investments

April 30, 2008 (Unaudited)

Shares	Security Description	Value

Real Estate Investment Trusts—89.5%
Apartments—10.5%
18,045	AvalonBay Communities, Inc.	$1,799,989
158,300	BRE Properties, Inc.	7,590,485
71,760	Equity Residential	2,979,475
53,468	Essex Property Trust, Inc.	6,362,692
124,700	Home Properties, Inc.	6,555,479
105,800	Post Properties, Inc.	3,882,860
50,200	UDR, Inc.	1,269,056

		30,440,036

Diversified—8.7%
354,500	Crombie Real Estate Investment Trust (c)	3,907,209
7,700	Crombie Real Estate Investment Trust	84,867
175,230	Segro PLC	1,607,047
86,364	Verde Realty (a)(b)	2,936,376
176,500	Vornado Realty Trust	16,430,385

		24,965,884

Health Care—4.1%
52,000	Health Care REIT, Inc.	2,519,400
268,247	Omega Healthcare Investors, Inc.	4,694,323
96,200	Ventas, Inc.	4,671,472

		11,885,195

Lodging—3.5%
330,339	DiamondRock Hospitality Co.	4,211,822
299,700	FelCor Lodging Trust, Inc.	3,773,223
125,638	Host Hotels & Resorts, Inc.	2,160,974

		10,146,019

Manufactured Housing—0.7%
99,400	Sun Communities, Inc.	1,933,330

Mortgage & Finance—5.2%
306,762	CBRE Realty Finance, Inc.	1,190,237
189,181	Gramercy Capital Corp.	3,594,439
495,300	iStar Financial, Inc.	9,534,525
72,360	NorthStar Realty Finance Corp.	750,373

		15,069,574

Net Lease—5.1%
215,282	Capital Lease Funding, Inc.	1,788,993
239,713	Entertainment Properties Trust	12,791,086

		14,580,079

Office—Industrial Buildings—30.8%
155,728	Alexandria Real Estate Equities, Inc.	16,356,112
169,498	AMB Property Corp.	9,788,509
165,400	Boston Properties, Inc.	16,621,046
74,416	Brandywine Realty Trust	1,298,559
99,200	Corporate Office Properties Trust	3,700,160
259,609	Douglas Emmett, Inc.	6,168,310
64,870	Dupont Fabros Technology Inc.	1,167,660
144,500	Kilroy Realty Corp.	7,560,240
114,500	Mack-Cali Realty Corp.	4,467,790
175,500	Maguire Properties, Inc.	2,825,550
160,600	ProLogis	10,055,166
80,211	SL Green Realty Corp.	7,443,581

		87,452,683

Shares	Security Description	Value

Real Estate Investment Trusts—continued
Retail Centers — 20.9%
339,844	CBL & Associates Properties, Inc.	$8,322,780
115,543	Developers Diversified Realty Corp.	4,962,572
265,778	General Growth Properties, Inc.	10,886,267
260,600	Kimco Realty Corp.	10,400,546
99,600	The Macerich Co.	7,283,748
138,647	Simon Property Group, Inc.	13,845,289
81,438	Taubman Centers, Inc.	4,615,091

		60,316,293

	Total Real Estate Investment Trusts	256,789,093

Common Stocks—1.6%
Lodging— 0.9%
14,600	Marriott International, Inc.— Class A	500,780
39,800	Starwood Hotels & Resorts Worldwide, Inc.	2,077,958

		2,578,738

Office—Industrial Buildings—0.7%
99,300	Brookfield Properties Co.	1,998,909

	Total Common Stocks	4,577,647

Convertible Preferred Stocks—0.7%
Net Lease—0.7%
75,000	Entertainment Properties Trust, Series E, 9.000% (a)	2,025,000

	Total Convertible Preferred Stocks	2,025,000

Preferred Stocks—10.2%
Apartments— 1.0%
118,300	Apartment Investment & Management Co., Series T, 8.000%	2,797,795

Diversified— 0.2%
17,300	Vornado Realty Trust, Series G, 6.625%	371,777
4,110	Vornado Realty Trust, Series F, 6.750%	88,817

		460,594

Health Care— 0.2%
25,600	Omega Healthcare Investors, Inc., Series D, 8.375%	637,440

Lodging— 2.2%
198,100	FelCor Lodging Trust, Inc. Series C, 8.000%	4,108,594
80,175	Hospitality Properties Trust Series C, 7.000%	1,489,652
43,000	Sunstone Hotel Investors, Inc., Series A, 8.000%	869,890

		6,468,136

The accompanying notes are an integral part of the financial statements.

Alpine Realty Income & Growth Fund

Schedule of Investments—Continued

April 30, 2008 (Unaudited)

Shares	Security Description	Value

Preferred Stocks—continued
Mortgage & Finance—3.0%
28,000	Anthracite Capital, Inc. Series C, 9.375%	$525,000
28,800	iStar Financial, Inc., Series E, 7.875%	505,440
19,026	iStar Financial, Inc., Series D, 8.000%	334,858
100,625	iStar Financial, Inc., Series F, 7.800%	1,660,312
120,890	iStar Financial, Inc., Series I, 7.500%	1,912,480
61,100	iStar Financial, Inc., Series G, 7.650%	989,820
171,000	NorthStar Realty Finance Corp., Series B, 8.250%	2,812,950

		8,740,860

Net Lease—0.4%
51,200	Entertainment Properties Trust Series D, 7.375%	1,011,200

Office—Industrial Buildings 1.8%
17,300	AMB Property Corp., Series O, 7.000%	400,408
35,200	Digital Realty Trust, Inc. Series A, 8.500%	836,000
232,400	Prime Group Realty Trust, Series B, 9.000%	2,556,400
34,700	PS Business Parks Inc., Series H, 7.000%	756,460
32,300	PS Business Parks Inc., Series L, 7.600%	753,398

		5,302,666

Shares	Security Description	Value

Preferred Stocks—continued
Retail Centers—0.8%
96,300	CBL & Associates Properties, Inc., Series D, 7.375%	$2,108,970
19,500	Regency Centers Corp. Series D, 7.250%	450,645

		2,559,615

Storage—0.6%
68,700	Public Storage, Series D, 6.18%	1,404,228

	Total Preferred Stocks	$29,382,534

Short-Term Investments—0.0%
523	Fidelity Institutional Government Portfolio	523

	Total Short Term Investments	523

	Total Investments (Cost $214,037,898)—101.5%	292,774,797
	Liabilities in Excess of Other Assets—(1.5)%	(4,297,988)

	TOTAL NET ASSETS—100.0%	$288,476,809

______________

Percentages are stated as a percent of net assets.

(a)	Non Income Producing
(b)	Security fair valued in accordance with procedures approved by the Board of Trustees.
(c)

Restricted under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees. Securities restricted under Rule 144A comprised 1.4% of the fund’s net assets.

The accompanying notes are an integral part of the financial statements.

Alpine International Real Estate Equity Fund

Schedule of Investments

April 30, 2008 (Unaudited)

Shares	Security Description	Value

Common Stocks—98.3%
Asia—36.9%
China—7.0%
16,336,500	Agile Property Holdings	$22,723,502
21,912,500	C C Land Holdings Ltd.	24,153,055
5,118,023	China Central Properties, Ltd. (a)	7,225,109
41,101,000	China New Town Development (a)	7,577,339
21,716,900	Franshion Properties	9,195,995
2,506,100	Greentown China Holdings	2,926,353
4,188,900	Guangzhou R&F Properties—Holdings	11,986,484
55,580,400	HKC Ltd.	12,195,644
8,202,900	Hopson Development	17,493,850
9,133,700	New World China Land, Ltd.	6,868,016
5,064,500	Shimao Property Holdings, Ltd.	10,072,917
6,006,600	Shui On Land, Ltd.	5,973,342
8,306,600	Sino-ocean Land Holdings	6,853,639

		145,245,245

Hong Kong—4.1%
8,035,000	The Hongkong & Shanghai Hotels, Ltd.	13,774,610
12,926,000	Kowloon Development Co., Ltd.	28,528,541
25,711,800	Midland Holdings, Ltd.	26,724,185
3,512,003	New World Development Company Ltd.	9,058,117
2,776,800	Shangri—La Asia, Ltd.	7,696,359

		85,781,812

India—4.0%
2,239,432	Hirco PLC (a)	15,294,963
1,467,000	Ishaan Real Estate PLC (a)	2,698,085
2,000,000	South Asian Real Estate Ltd. (a)(b)	14,315,823
8,230,000	Trinity Capital PLC (a)	17,631,974
7,218,239	Unitech Corporate Parks (a)	11,912,233
1,485,800	Yatra Capital Ltd. (a)(d)	20,996,034

		82,849,112

Japan—11.7%
601,300	Aeon Mall Co., Ltd.	18,793,335
4,130	Creed Corporation	4,805,789
587,000	GOLDCREST Co., Ltd.	16,935,135
1,088,950	Japan General Estate Co., Ltd.	10,283,684
13,426	K.K. DaVinci Advisors (a)	12,704,894
12,790	Kenedix, Inc.	19,679,761
414,200	Mitsubishi Estate Co. Ltd.	12,029,466
910,000	Mitsui Fudosan Co., Ltd.	22,928,307
936,500	Nomura Real Estate Holdings	19,002,885
18,762	Pacific Management Corp.	12,323,360
5,790	Secured Capital Japan Co., Ltd.	10,245,324
2,400,000	Star Asia Finance Ltd. (a)(b)(c)	11,400,000
111,000	Sumitomo Real Estate Sales	4,622,109
1,280,800	Sumitomo Realty & Development Co., Ltd.	32,024,619
151,600	Tachihi Enterprise Co., Ltd.	10,001,212
1,497,500	Tokyo Tatemono Co.	13,047,411
784,300	Tokyu Livable, Inc.	7,678,198
899,200	Urban Corp.	4,911,724
36	Zecs Co Ltd.	22,088

		243,439,301

Malaysia—0.8%
5,606,000	Aseana Properties Ltd. (a)	4,919,265
7,516,300	Landmarks Berhad	5,044,177
5,040,000	Resorts World Berhad	5,392,593
1,842,000	SP Setia Berhad	2,472,327

		17,828,362

Shares	Security Description	Value

Common Stocks—continued
Asia—continued
Philippines—0.3%
1,285,900	Ayala Land, Inc.	$298,127
14,244,000	SM Development Corp.	842,441
21,827,309	SM Prime Holdings Inc.	3,717,924
24,011,000	Vista Land & Lifescapes, Inc.	1,760,920

		6,619,412

Singapore—5.8%
6,708,425	Ascendas Real Estate Investment Trust	12,713,876
18,205,800	Banyan Tree Holdings, Ltd.	19,064,368
6,872,900	Cambridge Industrial Trust	3,547,826
16,654,400	CapitaCommercial Trust	27,510,679
2,378,000	City Developments, Ltd.	21,218,834
504,000	Genting International (a)	226,717
24,549,200	Macquarie MEAG Prime REIT	22,267,259
749,000	Mandarin Oriental	1,662,780
8,011,200	Wing Tai Holdings	11,874,571

		120,086,910

Thailand—3.0%
1,965,000	Amata Corporation Public Company Ltd.—NVDR	1,103,028
21,210,000	Amata Corporation Public Company Ltd.	11,905,960
9,342,300	Central Pattana Public Company, Ltd.	8,470,234
24,461,550	The Erawan Group Public Company, Ltd.	3,363,367
99,767,300	Hemaraj Land & Development Public Company Ltd.	3,932,801
10,000,000	Italian— Thai Development Public Company, Ltd.	2,617,471
17,580,000	Italian— Thai Development Public Company, Ltd. NDVR	4,601,514
4,176,000	Land and Houses Public Company Ltd.	1,178,657
25,324,000	Land and Houses Public Company Ltd.—NVDR	7,147,581
1,932,400	LPN Development Public Company Ltd.	457,048
28,854,041	Minor International Public Company Ltd.	14,558,961
13,179,100	Quality House Public Company Ltd.	1,088,907
4,040,000	Saha Pathana Inter-Holding Public Company Ltd.	2,471,649

		62,897,178

United Arab Emirates—0.2%
451,111	Kingdom Hotel Investments—GDR (a)	3,293,110

	Total Asia	768,040,442

Australia—1.3%
Australia—1.3%
4,326,194	Goodman Group	18,449,633
8,767,179	Valad Property Group	7,899,626

	Total Australia	26,349,259

The accompanying notes are an integral part of the financial statements.

Alpine International Real Estate Equity Fund

Schedule of Investments—Continued

April 30, 2008 (Unaudited)

Shares	Security Description	Value

Common Stocks—continued
Europe—35.4%
Austria—3.1%
1,061,505	Conwert Immobilien (a)	$19,624,657
2,917,185	Immoeast Immobilien (a)	29,744,419
1,340,094	Immofinanz Immobilien Anlagen AG	14,835,761

		64,204,837

Finland—0.6%
2,132,528	Citycon OYJ	12,420,295

France—9.3%
308,740	Accor SA	25,694,989
35,382	Affine	2,031,442
324,494	Club Mediterranee SA (a)	17,024,497
94,700	Eurosic	4,919,615
402,228	Kaufman & Broad SA	18,697,325
364,306	Nexity	16,354,320
110,471	Pierre & Vacances	12,143,651
117,285	Societe Immobiliere de Location pour l’Industrie et le Commerce	16,830,085
306,503	Unibail	79,330,976

		193,026,900

Germany—4.5%
486,225	Colonia Real Estate AG	9,930,551
5,840,000	Dawnay Day Sirius Ltd.	6,565,589
14,610,263	Dawnay Day Treveria PLC	14,600,453
595,832	DIC Asset AG	19,509,700
920,200	Hypo Real Estate Holding AG	34,513,068
229,134	IVG Immobilien AG	5,788,905
571,810	Patrizia Immobilien AG (a)	3,285,700

		94,193,966

Greece—0.3%
126,400	GEK Group Of Cos. SA	1,721,044
597,168	J&P— Avax SA	4,531,700
425,355	Technical Olympic SA	398,502

		6,651,246

Hungary—0.1%
1,592,938	Dawnay Day Carpathian PLC	2,605,065

Italy—1.3%
1,970,610	Immobiliare Grande Distribuz	6,823,271
412,024	Pirelli & Co Real Estate	12,493,959
2,551,778	Risanamento S.p.A.	6,952,911

		26,270,141

Norway—2.9%
2,331,200	Block Watne Gruppen ASA	13,146,941
3,627,295	Norwegian Property ASA	31,646,751
3,341,500	Scandanavian Property (a)	16,743,449

		61,537,141

Poland—1.1%
4,402,500	Engel East Europe NV (d)	5,164,582
3,265,000	Nanette Real Estate Group NV	4,511,821
165,977	Orco Property Group	14,254,071

		23,930,474

Russia—1.8%
392,200	AFI Development PLC—GDR (a)	2,835,606
778,100	Mirland Development Corp.	7,116,674
1,032,864	Pik Group—GDR (a)(c)	27,474,182

		37,426,462

Shares	Security Description	Value

Common Stocks—continued
Europe—continued
Spain—1.4%
1,084,392	Realia Business S.A.	$7,128,477
1,534,900	Sol Melia, S.A.	21,617,972

		28,746,449

Sweden—2.0%
1,602,944	JM AB	26,573,384
1,652,850	Rezidor Hotel Group AB	8,668,842
388,800	Skanska AB	6,445,473

		41,687,699

Turkey—0.1%
1,000,000	The Ottoman Fund, Ltd. (a)	1,580,706

United Kingdom—6.9%
573,100	Barratt Devel	3,147,868
79,194	Barratt Developments PLC	434,989
1,179,600	Great Portland Estates PLC	10,747,837
1,607,600	Hammerson PLC	32,219,764
1,769,389	Helical Bar PLC	11,961,511
1,200,000	KDD Group NV (a)	4,795,801
5,549,227	Minerva (a)	10,785,321
16,068,794	Regus Group PLC	29,473,620
2,261,169	Segro PLC	20,737,348
1,436,814	Shaftesbury PLC	15,369,745
200,000	Whitbread	4,831,590

		144,505,394

	Total Europe	738,786,775

North & South America—24.7%
Argentina—0.3%
426,321	IRSA Inversiones y Representaciones S.A.—ADR (a)	5,934,388

Brazil—14.6%
765,225	Abyara Planejamento Imobilia S.A.	7,066,661
6,022,000	Agra Empreendimentos Imobilia (a)	29,345,566
740,700	BR Malls Participacoes S.A. (a)	8,154,741
2,067,800	Brascan Residential Properties S.A.	11,382,728
23,040	Brasil Brokers Participacoes (a)	20,098,664
1,582,700	Company S.A.	11,530,801
1,764,300	Construtora Tenda S.A. (a)	9,446,679
2,843,255	Cyrela Brazil Real S.A.	47,433,198
2,906,710	Cyrela Commercial Properties	18,606,302
305,900	Gafisa S.A.—ADR	13,321,945
567,300	Gafisa S.A.	12,453,842
1,087,900	General Shopping Brasil S.A. (a)	6,872,187
738,700	Iguatemi Empresa de Shopping Centers S.A.	9,554,837
2,473,000	JHSF Participacoes S.A.	9,730,129
1,721,600	Klabin Segall S.A.	10,792,367
353,100	MRV Engenharia	7,435,026
1,020,000	Multiplan Empreendimentos (a)	13,193,358
1,037,300	PDG Realty S.A.	15,195,677
1,439,700	Rodobens Negocios Imobiliarios S/A	19,488,178

The accompanying notes are an integral part of the financial statements.

Alpine International Real Estate Equity Fund

Schedule of Investments—Continued

April 30, 2008 (Unaudited)

Shares	Security Description	Value

Common Stocks—continued
North & South America—continued
Brazil—continued
500,000	Rossi Residential S.A.	$4,942,245
815,600	Sao Carlos Empreendimentos	6,869,450
1,986,000	Tecnisa S.A. (a)	10,884,647

		303,799,228

Canada—1.0%
150,100	ClubLink Corporation	1,464,336
386,000	Crombie Real Estate Investment Trust	4,254,394
400,000	Killam Properties, Inc. (c)	3,173,468
282,225	Killam Properties, Inc.	2,239,080
683,500	Lakeview Hotel Real Estate Investment Trust	2,409,319
133,000	Lakeview Hotel Real Estate Investment Trust (c)	468,821
91,700	Mainstreet Equity Corp. (a)	1,225,581
300,000	Mainstreet Equity Corp. (a)(c)	4,009,532
252,700	Parkbridge Lifestyles Communities, Inc. (a)	1,354,960

		20,599,491

Mexico—3.0%
1,606,300	Consorcio Ara Sab De C.V.	1,683,064
3,984,800	Corporacion GEO S.A. de C.V. (a)	14,884,945
426,100	Desarrolladora Homex S A de C.V. Sponsored—ADR (a)	25,387,038
7,611,300	Impulosra del Desarrollo Empleo en America Latina S.A. de C.V. (a)	12,169,372
2,869,710	Urbi Desarrollos Urbanos SA de C.V. (a)	9,195,657

		63,320,076

United States—5.8%
28,550	Alexander’ s, Inc. (a)	10,172,365
400,000	Fannie Mae	11,320,000
870,500	Marriott International, Inc.—Class A	29,858,150

Shares	Security Description	Value

Common Stocks—continued
North & South America—continued
United States—continued
870,100	Orient—Express Hotels Ltd.—Class A	$40,503,155
562,300	Sunrise Senior Living, Inc. (a)	12,061,335
519,696	Verde Realty (a)(b)	17,669,664

		121,584,669

	Total North & South America	515,237,852

	Total Common Stocks	2,048,414,328

Rights—0.0%
1,602,944	JM AB	1,351,026

Warrants—0.2%
1,530,720	HKC Holdings Ltd—warrants Expiration: November, 2009, Excercise Price: HKD 2.050 (a)	$54,015
16,134,400	SP Setia Berhad—warrants Expiration: January, 2013, Excercise Price: MYR 4.480 (a)	3,626,282

	Total Warrants	3,680,297

Short-Term Investments—0.4%
3,700,000	Alpine Municipal Money Market Fund	3,700,000
5,457,784	Fidelity Institutional Government Portfolio	5,457,784

	Total Short-Term Investments	9,157,784

	Total Investments (Cost $2,128,623,776)—98.9%	2,062,603,435
	Other Assets in Excess of Liabilities—1.1%	22,402,038

	TOTAL NET ASSETS—100.0%	$2,085,005,473

______________

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt
GDR	Global Depository Receipt
HKD	Hong Kong Dollar
MYR	Malaysian Ringgit
NDVR	New Vehicle Delivery Receipt
(a)	Non Income Producing
(b)	Security fair valued in accordance with procedures approved by the Board of Trustees.
(c)

Restricted under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees. Securities restricted under Rule 144A comprised 2.2% of fund’s net assets.

(d)	Affiliated issuer. See Note 6 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Alpine Mutual Funds

Statements of Assets and Liabilities

April 30, 2008 (Unaudited)

	U.S. Real Estate Equity Fund	Realty Income & Growth Fund	International Real Estate Equity Fund

ASSETS:
Investments, at value (1)
Unaffiliated issuers	$120,704,337	$292,774,797	$2,036,442,819
Affiliated issuers	—	—	26,160,616
Cash	—	6,803	—
Deposit at brokers for swaps	—	—	10,441,536
Dividends and interest receivable	60,213	262,301	10,234,924
Receivable for capital shares issued	7,535	112,246	7,252,184
Receivable for investment securities sold	—	5,736,906	—
Prepaid expenses and other assets	16,389	87,281	97,877

Total assets	120,788,474	298,980,334	2,090,629,956

LIABILITIES:
Payable for capital shares redeemed	55,579	3,934,363	1,725,047
Payable to custodian	—	—	1,062,017
Unrealized depreciation on swaps	—	—	262,582
Accrued expenses and other liabilities:
Investment advisory fees	86,550	274,187	1,644,834
Line of credit	14,739,000	5,696,000	—
Other	276,540	598,975	930,003

Total liabilities	15,157,669	10,503,525	5,624,483

Net Assets	$105,630,805	$288,476,809	$2,085,005,473

Net assets represented by:
Capital stock	$128,524,385	$198,303,975	$2,229,896,138
Accumulated undistributed net investment income (loss)	(790,854)	603,115	(11,153,458)
Accumulated net realized gains (losses) from investments, short transactions, options contracts expired or closed, foreign currency translation, forward currency contracts and swaps	(21,258,653)	23,283,699	(67,402,610)
Net unrealized appreciation (depreciation) on:
Investments	(844,073)	66,285,127	(66,020,341)
Foreign currency translation	—	893	(51,674)
Swaps	—	—	(262,582)

Net Assets	$105,630,805	$288,476,809	$2,085,005,473

Net asset value
Class Y Shares
Net assets	$105,630,805	$288,476,809	$2,085,005,473
Shares of beneficial interest issued and outstanding	3,746,771	14,203,894	57,877,350
Net asset value, offering price and redemption price per share	$28.19	$20.31	$36.02

(1) Cost of investments
Unaffiliated issuers	$121,548,410	$226,489,670	$2,097,936,203
Affiliated issuers	—	—	30,687,573

The accompanying notes are an integral part of the financial statements.

Alpine Mutual Funds

Statements of Operations

For the six months ended April 30, 2008 (Unaudited)

	U.S. Real Estate Equity Fund	Realty Income & Growth Fund	International Real Estate Equity Fund

INVESTMENT INCOME:
Interest income	$7	$300	$749,220
Dividend income*
Unaffiliated issuers	2,378,204	12,401,764	20,827,327
Affiliated issuers	—	—	28,399

Total investment income	2,378,211	12,402,064	21,604,946

EXPENSES:
Investment advisory fees	557,936	1,883,990	10,410,681
Administration fees	14,817	56,415	347,708
Fund accounting fees	8,065	29,130	178,042
Audit and tax fees	8,022	11,607	13,460
Custodian fees	3,229	12,347	76,935
Interest expense	384,388	857,601	809,229
Legal fees	2,263	8,794	33,808
Registration and filing fees	13,260	18,344	86,144
Printing fees	35,353	83,480	247,666
Transfer agent fees	13,241	60,358	373,360
Trustee fees	397	1,294	8,603
Other fees	2,863	8,439	33,659

Total expenses before expense waiver by Adviser	1,043,834	3,031,799	12,619,295
Less: Expense waiver by Adviser (Note 5)	—	(305,059)	—

Net expenses	1,043,834	2,726,740	12,619,295

Net investment income	1,334,377	9,675,324	8,985,651

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	(13,576,932)	23,931,092	(43,651,861)
Foreign currency translation	—	(2,226)	(1,782,732)
Forward currency contracts	—	—	(20,125,141)
Swaps	—	—	(39,053)

Net realized gain (loss)	(13,576,932)	23,928,866	(65,598,787)

Change in unrealized appreciation (depreciation) on:
Investments	(14,046,898)	(96,504,720)	(430,564,080)
Foreign currency translation	—	(31,969)	(77,678)
Swaps	—	—	(508,682)

Net change in unrealized depreciation	(14,046,898)	(96,536,689)	(431,150,440)

Net realized and unrealized loss on investments	(27,623,830)	(72,607,823)	(496,749,227)

Change in net assets resulting from operations	$(26,289,453)	$(62,932,499)	$(487,763,576)

*Net of foreign taxes withheld	$6,803	$34,344	$2,114,060

The accompanying notes are an integral part of the financial statements.

Alpine Mutual Funds

Statement of Cash Flows

For the six months ended April 30, 2008 (Unaudited)

U.S. Real Estate Equity Fund
CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets resulting from operations	$(26,289,453)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(33,557,528)
Proceeds from sale of investments	59,990,418
Increase in dividends and interest receivable	(54,329)
Decrease in prepaid expenses and other assets	5,872
Increase in accrued expenses and other liabilities	97,258
Unrealized depreciation on investments	14,066,177
Net realized loss on investments	13,664,808

Net cash provided by operating activities	27,923,223

CASH FLOWS FROM FINANCING ACTIVITIES:
Decrease in loan payable	(11,133,000)
Proceeds from shares sold	2,505,347
Payment on fund shares redeemed	(19,220,884)
Cash distributions paid to shareholders	(74,686)

Net cash used in financing activities	(27,923,223)

Net change in cash	—

CASH:
Beginning balance	—

Ending balance	—

Supplemental disclosure of cash flow information:
During the six months ended April 30, 2008, the U.S. Real Estate Equity Fund paid cash of $227,467 in interest.
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $2,050,545.

The accompanying notes are an integral part of the financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets

	U.S. Real Estate Equity Fund

	Six Months Ended April 30, 2008	Year Ended October 31, 2007

	(Unaudited)
OPERATIONS:
Net investment income	$1,334,377	$878,855
Net realized loss on:
Investments	(13,576,932)	(7,581,703)
Change in unrealized appreciation (depreciation) on:
Investments	(14,046,898)	10,341,922

Change in net assets resulting from operations	(26,289,453)	3,639,074

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(2,125,231)	(340,827)
From net realized gain on investments	—	(20,236,935)
From tax return of capital	—	(236,331)

Change in net assets resulting from distributions to shareholders	(2,125,231)	(20,814,093)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,501,022	16,526,809
Dividends reinvested	2,050,545	19,418,121
Redemption fees	2,312	112,871
Cost of shares redeemed	(19,139,556)	(139,665,167)

Change in net assets resulting from capital share transactions	(14,585,677)	(103,607,366)

Total change in net assets	(43,000,361)	(120,782,385)

NET ASSETS:
Beginning of period	148,631,166	269,413,551

End of period*	$105,630,805	$148,631,166

* Including accumulated undistributed net investment loss of:	$(790,854)	$—

The accompanying notes are an integral part of the financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Realty Income & Growth Fund

	Six Months Ended April 30, 2008	Year Ended October 31, 2007

	(Unaudited)
OPERATIONS:
Net investment income	$9,675,324	$26,057,251
Net realized gain (loss) on:
Investments	23,931,092	45,708,296
Short transactions	—	2,587,576
Foreign currency translation	(2,226)	(24,796)
Change in unrealized depreciation on:
Investments	(96,504,720)	(92,593,027)
Foreign currency translation	(31,969)	(702)

Change in net assets resulting from operations	(62,932,499)	(18,265,402)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(9,072,209)	(26,816,304)
From net realized gain on investments	(32,200,478)	(32,384,501)

Change in net assets resulting from distributions to shareholders	(41,272,687)	(59,200,805)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	52,661,962	203,585,280
Dividends reinvested	38,979,167	55,127,983
Redemption fees	20,919	114,397
Cost of shares redeemed	(231,422,787)	(498,993,823)

Change in net assets resulting from capital share transactions	(139,760,739)	(240,166,163)

Total change in net assets	(243,965,925)	(317,632,370)

NET ASSETS:
Beginning of period	532,442,734	850,075,104

End of period*	$288,476,809	$532,442,734

* Including accumulated undistributed net investment income of:	$603,115	$—

The accompanying notes are an integral part of the financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	International Real Estate Equity Fund

	Six Months Ended April 30, 2008	Year Ended October 31, 2007

	(Unaudited)
OPERATIONS:
Net investment income	$8,985,651	$17,511,929
Net realized gain (loss) on:
Investments	(43,651,861)	116,778,640
Options contracts expired or closed	—	(31,664)
Foreign currency translation	(1,782,732)	(4,315,686)
Forward currency contracts	(20,125,141)	—
Swaps	(39,053)	(15,025)
Change in unrealized appreciation (depreciation) on:
Investments	(430,564,080)	203,590,747
Foreign currency translation	(77,678)	30,100
Swaps	(508,682)	246,100

Change in net assets resulting from operations	(487,763,576)	333,795,141

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(28,040,528)	(14,129,350)
From net realized gain on investments	(111,723,170)	(17,483,887)

Change in net assets resulting from distributions to shareholders	(139,763,698)	(31,613,237)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	679,418,185	2,069,911,376
Dividends reinvested	126,680,128	28,982,113
Redemption fees	214,393	654,331
Cost of shares redeemed	(647,913,935)	(619,595,527)

Change in net assets resulting from capital share transactions	158,398,771	1,479,952,293

Total change in net assets	(469,128,503)	1,782,134,197

NET ASSETS:
Beginning of period	2,554,133,976	771,999,779

End of period*	$2,085,005,473	$2,554,133,976

* Including accumulated undistributed net investment income (loss) of:	$(11,153,458)	$7,901,419

The accompanying notes are an integral part of the financial statements.

Alpine Mutual Funds

Financial Highlights

(For a share outstanding throughout each period)

	U.S. Real Estate Equity Fund

	Six Months Ended April 30, 2008		Year Ended October 31,

			2007	2006	2005	2004		2003

	(Unaudited)
Per Share Data:
Net asset value per share, beginning of period	$34.97		$38.27	$39.45	$34.51	$29.21		$17.53

Income from investment operations:
Net investment income (loss)	0.35		0.15	(0.20)	0.12	(0.05	)(a)	0.07 (b)
Net realized and unrealized gains (losses) on investments	(6.60)		(0.28)	0.62	7.47	6.61		11.63

Total from investment operations	(6.25)		(0.13)	0.42	7.59	6.56		11.70

Redemption fees	0.00	(c)	0.02	0.00 (c)	—	—		—
Less Distributions:
From net investment income	(0.53)		(0.05)	(0.03)	(0.09)	—		(0.02)
From net realized gains on investments	—		(3.11)	(1.57)	(2.56)	(1.26)		—
From tax return of capital	—		(0.03)	—	—	—		—

Total distributions	(0.53)		(3.19)	(1.60)	(2.65)	(1.26)		(0.02)

Net asset value per share, end of period	$28.19		$34.97	$38.27	$39.45	$34.51		$29.21

Total return	(17.82	)%(d)	(0.88)%	0.74%	22.18%	23.12%		66.81%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$105,631		$148,631	$269,414	$556,648	$216,773		$107,753
Ratio of expenses to average net assets	1.88	%(e)	1.58%	2.01%	1.19%	1.31%		1.67%
Ratio of net investment income (loss) to average net assets	2.59	%(e)	0.42%	(0.39)%	0.16%	(0.17)%		0.32%
Ratio of interest expense to average net assets	0.69	%(e)	0.39%	0.82%	0.01%	0.03%		0.05%
Portfolio turnover	34%		49%	19%	34%	73%		86%
______________
(a)

Net investment loss per share is calculated using accumulated undistributed net investment loss per share at the beginning and end of the period prior to consideration of adjustments for permanent book and tax differences.

(b)	Net investment income is calculated using average shares outstanding during the period.
(c)	The amount is less than $0.005 per share.
(d)	Not annualized.
(e)	Annualized.

The accompanying notes are an integral part of the financial statements.

Alpine Mutual Funds

Financial Highlights — Continued

(For a share outstanding throughout each period)

	Realty Income & Growth Fund

	Six Months Ended April 30, 2008		Year Ended October 31,

			2007	2006	2005	2004	2003

	(Unaudited)
Per Share Data:
Net asset value per share, beginning of period	$25.12		$27.75	$21.92	$19.97	$16.67	$13.55

Income from investment operations:
Net investment income	0.63		0.91	0.65	1.06	0.71 (a)	0.77 (a)
Net realized and unrealized gains (losses) on investments	(3.24)		(1.54)	6.35	2.07	3.45	3.21

Total from investment operations	(2.61)		(0.63)	7.00	3.13	4.16	3.98

Redemption fees	0.00	(b)	0.00 (b)	0.00 (b)	—	—	—
Less Distributions:
From net investment income	(0.49)		(0.95)	(0.87)	(0.84)	(0.82)	(0.81)
From net realized gains on investments	(1.71)		(1.05)	(0.30)	(0.34)	(0.04)	(0.05)

Total distributions	(2.20)		(2.00)	(1.17)	(1.18)	(0.86)	(0.86)

Net asset value per share, end of period	$20.31		$25.12	$27.75	$21.92	$19.97	$16.67

Total return	(9.98	)%(c)	(2.53)%	32.91%	15.92%	25.51%	30.45%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$288,477		$532,443	$850,075	$641,224	$394,153	$183,410
Ratio of expenses to average net assets:
Before waivers and reimbursements	1.61	%(d)	1.29%	1.17%	1.18%	1.25%	1.38%
After waivers and reimbursements	1.45	%(d)	1.29%	1.17%	1.18%	1.25%	1.40%
Ratio of net investment income to average net assets	5.91	%(d)	3.34%	2.67%	3.47%	3.85%	4.98%
Ratio of interest expense to average net assets	0.46	%(d)	0.13%	0.02%	0.00%	0.01%	0.00%
Portfolio turnover	13%		33%	33%	34%	65%	45%
______________
(a)

Net investment income per share is calculated using undistributed net investment income per share at the beginning and end of the period prior to consideration of adjustments for permanent book and tax differences.

(b)	The amount is less than $0.005 per share
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of the financial statements

Alpine Mutual Funds

Financial Highlights—Continued

(For a share outstanding throughout each period)

	International Real Estate Equity Fund

	Six Months Ended April 30, 2008		Year Ended October 31,

			2007	2006	2005	2004	2003

	(Unaudited)
Per Share Data:
Net asset value per share, beginning of period	$47.58		$37.56	$28.89	$24.28	$20.23	$13.81

Income from investment operations:
Net investment income	0.19		0.63	0.50	0.74	0.29 (a)	0.22 (a)
Net realized and unrealized gains (losses)on investments	(9.12)		10.78	8.90	5.71	4.30	6.42

Total from investment operations	(8.93)		11.41	9.40	6.45	4.59	6.64

Redemption fees	(0.00	)(d)	0.02	0.01	—	—	—
Less Distributions:
From net investment income	(0.53)		(0.63)	(0.39)	(0.73)	(0.44)	(0.22)
From net realized gains on investments	(2.10)		(0.78)	(0.35)	(1.11)	(0.10)	—

Total distributions	(2.63)		(1.41)	(0.74)	(1.84)	(0.54)	(0.22)

Net asset value per share, end of period	$36.02		$47.58	$37.56	$28.89	$24.28	$20.23

Total return	(19.08	)%(b)	31.16%	33.19%	27.29%	23.25%	48.87%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$2,085,005		$2,554,134	$771,999	$290,747	$87,621	$86,428
Ratio of expenses to average net assets	1.22	%(c)	1.14%	1.17%	1.18%	1.35%	1.52%
Ratio of net investment income to average net assets	0.87	%(c)	1.08%	1.16%	1.22%	1.40%	1.36%
Ratio of interest expense to average net assets	0.08	%(c)	0.00%	0.02%	0.00%	0.00%	0.02%
Portfolio turnover	18%		31%	30%	10%	38%	51%
______________
(a)

Net investment income per share is calculated using undistributed net investment income per share at the beginning and end of the period prior to consideration of adjustments for permanent book and tax differences.

(b)	Not annualized.
(c)	Annualized.
(d)	The amount is less than $0.005 per share.

The accompanying notes are an integral part of the financial statements.

Alpine Mutual Funds

Notes to Financial Statements

April 30, 2008 (Unaudited)

1.	Organization:

Alpine Equity Trust (the “Equity Trust”) was organized in 1988 as a Massachusetts Business Trust, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-ended management investment company. The Alpine U.S. Real Estate Equity Fund, the Alpine Realty Income & Growth Fund and the Alpine International Real Estate Equity Fund are three separate funds of the Equity Trust (individually referred to as a “Fund” and collectively, “the Funds”). The Alpine U.S. Real Estate Equity Fund and the Alpine International Real Estate Equity Fund are diversified funds. The Alpine Realty Income & Growth Fund is a non-diversified fund. Alpine Woods Capital Investors, LLC. (the “Adviser”) is a Delaware limited liability company and serves as the investment manager to the Funds.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from those estimates.

A. Valuation of Securities:

The Funds value securities for which the primary market is on a domestic or foreign exchange and over-the-counter admitted to trading on the National Association of Securities Dealers Automated Quotation Market System (“NASDAQ”) National List at the last quoted sale price at the end of each business day or, if no sale, at the mean of the closing bid and asked prices. Over-the-counter securities not included in the NASDAQ National List for which market quotations are readily available are valued at a price quoted by one or more brokers. Securities for which market quotations are not readily available or whose values have been materially affected by events occurring before the close of U.S. markets but after the close of the securities’ primary markets, are valued at fair value as determined in good faith according to procedures approved by the Board of Trustees.

For example, fair value pricing may be used where: (i) a security is illiquid (restricted securities and repurchase agreements maturing in more than seven days); (ii) the market or exchange for a security is closed on an ordinary trading day and no other market prices are available; (iii) the security is so thinly traded that there have been no transactions in the stock over an extended period; or (iv) the validity of a market quotation received is questionable. In addition, fair value pricing will be used if emergency or unusual situations have occurred, such as when trading of a security on an exchange is suspended; or when an event occurs after the close of the exchange on which the security is principally traded that is likely to have changed the value of the security before the NAV is calculated (applicable to foreign securities).

Among those factors that may be considered when fair valuing a security are: fundamental analytical data relating to the investment in the security; evaluation of the forces that influence the market in which the security is purchased and sold; type of security or asset; financial statements of issuer; special reports prepared by analysts or the Adviser; information as to any transactions or offers with respect to the security; and the historical tendency of the security’s price to track or respond to general and specific market movements (in terms of indices, sectors, or other market measurements).

As of April 30, 2008, the U.S. Real Estate Equity Fund, Realty Income & Growth Fund, and the International Real Estate Equity Fund held securities that are fair valued, which comprised 4.6%, 1.0% and 2.1%, respectively, of each Fund’s net assets.

B. Security Transactions and Investment Income:

Securities transactions are recorded on the date a security is purchased or sold (i.e. on the trade date). Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums, where applicable. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Funds are made aware of the dividend. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

Dividends and interest from non-U.S. sources received by the Funds are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Funds intend to undertake any procedural steps required to claim the benefits of such treaties.

The accompanying notes are an integral part of the financial statements.

Alpine Mutual Funds

Notes to Financial Statements—Continued

April 30, 2008 (Unaudited)

C. Short Sale Transactions:

The Funds are authorized to engage in short selling. Short sales are transactions in which the Funds sell a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Funds must borrow the security to deliver to the buyer when affecting a short sale. The Funds then are obligated to replace the security borrowed by purchasing it in the open market at some later date. When a fund sells a security short, an amount equal to the sales proceeds is included in the Statements of Assets and Liabilities as an asset and an equal amount as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. The Funds will incur a loss, which could be substantial and potentially unlimited, if the market price of the security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds will realize a gain if the security declines in value between those dates. The Funds are also at risk of incurring dividend expense if the issuer of the security that has been sold short declares a dividend. The Funds must pay the dividend to the lender of the security. Dividends on short-positions are recorded as an expense on the ex-dividend date.

All short sales must be fully collateralized. Accordingly, each Fund maintains collateral in a segregated account with its custodian, consisting of cash and/or liquid securities sufficient to collateralize its obligations on short positions.

D. Total Return Swaps:

The Funds may enter into total return swaps. A total return swap is an agreement between the Fund and a counterparty to exchange a market linked return for a floating rate payment, both based on a notional principal amount. Total return swaps are marked to market daily based upon quotations from the market makers and the change in value, if any, is recorded as an unrealized gain or loss in Statement of Operations. Payments received or paid are recorded as a realized gain or loss. The risks of entering into a total return swap include the unfavorable fluctuation of interest rates or the price of the underlying security or index, as well as the potential inability of the counterparty to fulfill their obligations under the swap agreement.

E. Line of Credit:

Each Fund has a line of credit with Custodial Trust Company (“CTC”). Loans in the aggregate, whether to cover overdrafts or for investment purposes, may not exceed the maximum amount that is permitted under the 1940 Act, as amended. At the six months ended April 30, 2008, the average interest rate paid on outstanding borrowings was 5.02%, 5.30% and 3.02% for the U.S. Real Estate Equity Fund, Realty Income & Growth Fund and the International Real Estate Equity Fund, respectively.

	U.S. Real Estate Equity Fund	Realty Income & Growth Fund	International Real Estate Equity Fund

Total line of credit amount available	$40,262,825	$99,660,111	$696,876,652
Line of credit outstanding at April 30, 2008	14,739,000	5,696,000	—
Line of credit amount unused at April 30, 2008	25,523,825	93,964,111	696,876,652
Average balance outstanding during the period	15,137,731	32,034,225	32,294,505
Interest expense incurred during the period	384,388	857,601	809,229

F. Income Taxes:

It is each Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute timely, all of its investment company taxable income and net realized capital gains to shareholders. Therefore, no federal income tax provision is recorded.

Under applicable foreign tax laws, a withholding tax may be imposed on interest, dividends, and capital gains earned on foreign investments. Where available, the Funds will file for claims on foreign taxes withheld.

G. Dividends and Distributions:

Each Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any, throughout the year to its shareholders in the form of dividends. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. In the event dividends and distributions to shareholders exceed net investment income and net realized gains for tax purposes, they are reported as returns of capital.

Alpine Mutual Funds

Notes to Financial Statements—Continued

April 30, 2008 (Unaudited)

H. Foreign Translation Transactions:

The U.S. Real Estate Equity Fund and the Realty Income & Growth Fund may invest up to 15% and 35%, respectively of the value of its total assets in foreign securities. The International Real Estate Equity Fund will, under normal market conditions, invest no less than 80% of its total assets in foreign securities. The books and records of each Fund are maintained in U.S. dollars. Non-U.S. denominated amounts are translated into U.S. dollars as follows, with the resultant translation gains and losses recorded in the Statements of Operations:

i)	market value of investment securities and other assets and liabilities at the exchange rate on the valuation date,
ii)	purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

I. Risk Associated With Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is a possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers or industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the Funds or result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

J. Forward Currency Contracts:

A forward currency contract (“forward”) is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward contract fluctuates with changes in forward currency exchange rates. The forward contract is marked-to-market daily and the change in market value is recorded by each Fund as unrealized appreciation or depreciation. When the forward contract is closed, a Fund records a realized gain or loss equal to the fluctuation in value during the period the forward contract was open. A Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably.

K. New Accounting Pronouncements

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). The Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. The Statement establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). The Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the fiscal year in which this Statement is initially applied. At this time, management is evaluating the implications of FAS 157, and the impact, if any, of this standard on the Funds’ financial statements has not yet been determined.

In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. Management is currently evaluating the implications of SFAS 161. The impact of each Fund’s financial statement disclosures, if any, is currently being assessed.

3.	Capital Share Transactions:

The Funds have an unlimited number of shares of beneficial interest, with $0.0001 par value, authorized. Transactions in shares and dollars of the Funds were as follows:

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2008 (Unaudited)

U.S. Real Estate Equity Fund

	Six Months Ended April 30, 2008		Year Ended October 31, 2007

	Shares	Amount	Shares	Amount

Class Y
Shares sold	89,567	$2,501,022	431,699	$16,526,809
Shares issued in reinvestment of dividends	70,104	2,050,545	525,098	19,418,121
Redemption fees	—	2,312	—	112,871
Shares redeemed	(663,704)	(19,139,556)	(3,745,595)	(139,665,167)

Total net change	(504,033)	$(14,585,677)	(2,788,798)	$(103,607,366)

Realty Income & Growth Fund

	Six Months Ended April 30, 2008		Year Ended October 31, 2007

	Shares	Amount	Shares	Amount

Class Y
Shares sold	2,689,941	$52,661,962	7,422,431	$203,585,280
Shares issued in reinvestment of dividends	1,983,880	38,979,167	2,067,194	55,127,983
Redemption fees	—	20,919	—	114,397
Shares redeemed	(11,669,554)	(231,422,787)	(18,925,748)	(498,993,823)

Total net change	(6,995,733)	$(139,760,739)	(9,436,123)	$(240,166,163)

International Real Estate Equity Fund

	Six Months Ended April 30, 2008		Year Ended October 31, 2007

	Shares	Amount	Shares	Amount

Class Y
Shares sold	18,244,632	679,418,185	46,485,537	$2,069,911,376
Shares issued in reinvestment of dividends	3,316,234	126,680,128	726,915	28,982,113
Redemption fees	—	—	—	654,331
Shares redeemed	(17,360,775)	(647,699,542)	(14,090,801)	(619,595,527)

Total net change	4,200,091	$158,398,771	33,121,651	$1,479,952,293

4.	Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the six months ended April 30, 2008 are as follows:

	Non-U.S. Government		U.S. Government

	Purchases	Sales	Purchases	Sales

U.S. Real Estate Equity Fund	$44,667,600	$63,830,828	—	—
Realty Income & Growth Fund	54,039,863	237,370,963	—	—
International Real Estate Equity Fund	610,570,478	393,014,569	—	—
5.	Investment Advisory Agreement and Other Affiliated Transactions:

Alpine Woods Capital Investors, LLC (“the Adviser”) provides investment advisory services to each of the Funds. Pursuant to the advisory agreements with the U.S. Real Estate Equity Fund and Realty Income & Growth Fund, Alpine is entitled to an annual fee based on the Funds’ average daily net assets, in accordance with the following schedule:

First $750 million	1.00%
Next $250 million	0.90%
Over $1 billion	0.80%

Alpine Mutual Funds

Notes to Financial Statements—Continued

April 30, 2008 (Unaudited)

Alpine is entitled to an annual fee based on 1.00% of the Fund’s average daily net assets for the International Real Estate Equity Fund.

The Adviser agreed to reimburse the Realty Income & Growth Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding interest, brokerage commissions and extraordinary expenses) does not exceed 1.50% of the Fund’s average daily net assets. The Adviser may recover expenses paid in excess of the cap on expenses for the three previous years, as long as the recovery does not cause the Fund to exceed such cap on expenses. For the six months ended April 30, 2008, the Advisor waived investment advisory fees totaling $305,059 for the Realty Income & Growth Fund. No reimbursements or recoupments were made during the years ended October 31, 2007, 2006 or 2005. The expense limitations will remain in effect for the Fund unless and until the Board of Trustees of the Equity Trust approve its modification or termination with respect to the Fund.

The Realty Income & Growth Fund has $305,059 of recoverable expenses eligible for recoupments, which expire on October 31, 2011.

At April 30, 2008, International Real Estate Equity Fund had $3,700,000, invested in the Alpine Municipal Money Market Fund.

6.	Transactions with Affiliates

The following issuers are affiliated with the Alpine International Real Estate Equity Fund; that is, the Fund held 5% or more of the outstanding voting securities during the period from November 1, 2007 through April 30, 2008. As defined in Section (2)(a)(3) of the Investment Company Act of 1940, such issuers are:

Issuer Name	Share Balance at Nov. 1, 2007	Purchases	Sales	Share Balance at April 30, 2008	Value at April 30, 2008	Dividend Income Nov. 1, 2007 – April 30, 2008

Engel East Europe NV	4,402,500	—	—	4,402,500	$5,164,582	$ 28,399
Yatra Capital Ltd.	1,480,300	5,500	—	1,485,800	20,996,034	—

7.	Total Return Swaps

At April 30, 2008, the Alpine International Real Estate Fund had the following total return swaps outstanding:

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Termination Date	Deposit at Counterparty	Unrealized Appreciation

Morgan Stanley & Co.	Phoenix Mills Ltd.	1,050,000	$10,163,088	6/5/2009	$ 10,441,536	$ (262,582)

8.	Concentration of Credit Risk:

The Funds invest a substantial amount of their assets in the equity securities of issuers engaged in the real estate industry, including real estate investment trusts (REITs). As a result, the Funds may be more affected by economic developments in the real estate industry than would a general equity fund.

9.	Federal Income Tax Information:

At October 31, 2007, the components of accumulated earnings/(losses) on a tax basis were as follows:

	U.S. Real Estate Equity Fund	Realty Income & Growth Fund	International Real Estate Equity Fund

Cost of Investments	$152,170,795	$387,942,573	$2,226,769,013

Gross unrealized appreciation	37,869,896	187,198,170	457,839,408
Gross unrealized depreciation	(26,304,286)	(24,993,102)	(110,521,938)

Net unrealized appreciation/(depreciation)	11,565,610	162,205,068	347,317,470

Undistributed ordinary income	—	—	57,768,769
Undistributed long-term capital gain	—	32,200,419	78,397,213

Total distributable earnings	—	32,200,419	136,165,982

Other accumulated gains/(losses)	(6,044,506)	(27,467)	(846,843)

Total accumulated earnings/(losses)	$5,521,104	$194,378,020	$482,636,609

Alpine Mutual Funds

Notes to Financial Statements—Continued

April 30, 2008 (Unaudited)

The tax character of distributions paid during the years ended October 31, 2007 and 2006 were as follows:

	2007	2006

U.S. Real Estate Equity Fund
Ordinary income	$340,827	$323,489
Long-term capital gain	20,236,935	20,329,093
Return of capital	236,331	—

	$20,814,093	$20,652,582

Realty Income & Growth Fund
Ordinary income	$18,868,053	$26,050,381
Long-term capital gain	40,332,752	8,681,262

	$59,200,805	$34,731,643

International Real Estate Equity Fund
Ordinary income	$14,129,350	$3,914,233
Long-term capital gain	17,483,867	3,532,066

	$31,613,237	$7,446,299

Capital loss carryovers as of October 31, 2007 are as follows:

Expiration Date	U.S. Real Estate Equity Fund

10/31/2015	$ 5,737,207

Effective April 30, 2008, the Funds adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 requires the evaluation of tax positions taken on previously filed tax returns or expected to be taken on future returns. These positions must meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained upon examination. In evaluating whether a tax position has met the recognition threshold, the Funds must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax expense in the current year.

FIN 48 requires the Funds to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Open tax years are those that are open for exam by taxing authorities. Major jurisdictions for the Funds included Federal and the state of New York. As of April 30, 2008, open Federal and New York tax years include the tax years ended October 31, 2004 through 2007. The Funds have no examination in progress.

The Funds have reviewed all open tax years and major jurisdictions and concluded that the adoption of FIN 48 resulted in no effect to any Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2007. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Alpine Mutual Funds

Additional Information (Unaudited)

Expense Examples

April 30, 2008

As a shareholder of the U.S. Real Estate Equity Fund, the Realty Income & Growth Fund or the International Real Estate Equity Fund, you will incur two types of cost: (1) redemption fees and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 for the period 11/1/2007-4/30/2008.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. The Funds charge no sales load or transaction fees, but do assess shareholders for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request a redemption by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. Shareholders in the Funds will be charged a redemption fee equal to 1.00% of the net amount of the redemption if they redeem their shares less than 2 months after purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of other investment companies as a part of their investment strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Fund. These expenses are not included in the example below. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which does not represent the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

U.S. Real Estate Equity Fund

	Beginning Account Value 11/1/2007	Ending Account Value 4/30/2008	Expenses Paid During Period 11/1/2007–4/30/2008(3)*

Actual (1)	$ 1,000.00	$821.80	$ 8.52
Hypothetical (2)	$ 1,000.00	$1,015.51	$ 9.42

______________
(1)	Ending account values and expenses paid during period based on a (17.82)% return. The return is considered after expenses are deducted from the Fund.
(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the Fund.
(3)	Excluding interest expense of 0.69%, the actual and hypothetical expenses paid during the period were $5.39 and $5.97, respectively.
*	Expenses are equal to the Fund’s annualized expense ratio of 1.88%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Alpine Mutual Funds

Additional Information (Unaudited)—Continued

Expense Examples

April 30, 2008

Realty Income & Growth Fund

	Beginning Account Value 11/1/2007	Ending Account Value 4/30/2008	Expenses Paid During Period 11/1/2007–4/30/2008(3)*

Actual (1)	$1,000.00	$900.20	$6.85
Hypothetical (2)	$1,000.00	$1,017.65	$7.27
______________
(1)	Ending account values and expenses paid during period based on a (9.98)% return. The return is considered after expenses are deducted from the Fund.
(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the Fund.
(3)	Excluding interest expense of 0.46%, the actual and hypothetical expenses paid during the period were $4.68 and $4.97, respectively.
*	Expenses are equal to the Fund’s annualized expense ratio of 1.45%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

International Real Estate Equity Fund

	Beginning Account Value 11/1/2007	Ending Account Value 4/30/2008	Expenses Paid During Period 11/1/2007–4/30/2008(3)*

Actual (1)	$1,000.00	$809.20	$5.49
Hypothetical (2)	$1,000.00	$1,018.80	$6.12
______________
(1)	Ending account values and expenses paid during period based on a (19.08)% return. The return is considered after expenses are deducted from the Fund.
(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the Fund.
(3)	Excluding interest expense of 0.08%, the actual and hypothetical expenses paid during the period were $5.13 and $5.72, respectively.
*	Expenses are equal to the Fund’s annualized expense ratio of 1.22%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Alpine Mutual Funds

Additional Information (Unaudited)—Continued

Investment Adviser and Advisory Contracts

On December 17, 2007, at a meeting called for the purpose of voting on such approval, the Boards of Trustees, including all of the Trustees who are not parties to the Advisory Contracts or interested persons of any such party (the non-interested Trustees), approved the continuance of the Advisory Contracts for the Funds. In so doing, the Board Members studied materials specifically relating to the Advisory Contracts provided by the Adviser, the Funds’ counsel and the Funds’ administrator (“USBFS”). The Board Members considered a variety of factors, including the following:

The Board Members considered the expected nature, quality and scope of the management and investment advisory services and personnel provided to each Fund by the Adviser; the rate of investment advisory fees payable to the Adviser and a comparison of the fees paid by comparable funds; the compensation (in addition to the investment advisory fees) and other benefits received by the Adviser and its respective affiliates; the Adviser’s costs in providing services; the economies of scale realized by the Adviser; the annual operating expenses of each Fund; and the policies and practices of the Adviser with respect to portfolio transactions for each Fund.

After reviewing the diligence materials provided by USBFS, the Adviser and Fund Counsel, the Board began a discussion to assess the overall quality of services the Board considered the Adviser’s specific responsibilities in all aspects of day-to-day management of each Fund managed by the Adviser, as well as the qualifications, experience and responsibilities of the portfolio managers and other key personnel at the Adviser involved in the day-to-day activities of each Fund. The Board also considered, with regard to each Fund, the prior relationship between the Adviser and the Fund, as well as the Board’s knowledge of the Adviser’s operations. The Trustees also considered the Adviser’s marketing activity and commitment to Fund growth. The Trustees also considered the structure and effectiveness of the Adviser’s compliance procedures and the Adviser’s record of willingness to meet in person with the Trustees to discuss various performance, marketing and compliance issues. The Trustees also noted any services that extended beyond portfolio management, and they considered the trading capability of the Adviser.

The Board Members also evaluated the investment performance of the Funds on an absolute basis, relative to their respective benchmark indices over the last year, three years, five years, ten years and since inception (as applicable) and in comparison to their relative peer groups.

The Board Members also reviewed Lipper analytical data relating to average expenses and advisory fees for comparable funds. Based on the information provided, the Board Members determined that each Fund’s fee structure is competitive with funds having similar investment goals and strategies.

The Board Members considered each Fund’s total expense ratios and contractual investment advisory fees compared to its respective industry average by quartile, within the appropriate Lipper benchmark category and Lipper category range. The Board Members also considered the amount and nature of fees paid by shareholders.

The Trustees also considered the overall profitability of the Adviser, reviewing certain financial information and noting in particular whether the Adviser had subsidized a Fund’s operations in its early years and whether it had recouped the amount of these subsidies. The Trustees considered both the direct and indirect benefits to the Adviser from advising the Funds. The Trustees also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Agreements and any expense subsidization undertaken by the Adviser, as well as each Fund’s brokerage and commissions. The Board Members considered the fact that the Adviser has contractually agreed to waive a portion of its fees for the Realty Income & Growth Fund, the Dynamic Balance Fund, the Dynamic Dividend Fund, the Dynamic Financial Services Fund, the Dynamic Innovators Fund, the Dynamic Transformation Fund, the Municipal Money Market Fund and the Tax Optimized Income Fund for a period of one year, to be reviewed again at the next Advisory Contract renewal. It was noted that each Fund’s management fee and expense ratio are within the average range compared to its peer funds.

Based on the Board Members’ review and consultation with the Funds’ independent counsel, of the material aspects of the Advisory Contracts, including the foregoing factors and such other information believed to be reasonably necessary to evaluate the terms of the Advisory Contracts, the Board Members, including all of the non-interested Trustees voting separately, concluded that the continuation of the Advisory Contracts would be in the best interest of the Funds’ shareholders, and determined that the compensation to the Adviser provided for in the Advisory Contracts is fair and equitable.

Alpine Mutual Funds

Additional Information (Unaudited)—Continued

April 30, 2008

Information about Trustees and Officers

The business and affairs of the Funds are managed under the direction of Trusts’ Board of Trustees. Information pertaining to the Trustees and Officers of the Funds is set forth below. The SAI includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling 1-888-785-5578.

Independent Trustees

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex*	Other Directorships Held by Trustee

Laurence B. Ashkin (79)	Independent Trustee	Indefinite, since the Trust’s inception	Real estate developer and construction consultant since 1980; Founder and President of Centrum Properties, Inc. since 1980.	13	Trustee of each of the Alpine Trusts.*

H. Guy Leibler (53)	Independent Trustee	Indefinite, since the Trust’s inceptions.	Private investor, since 2007; Vice Chair & Chief Operating Officer of L&L Acquisitions, LLC (2004–2007); President, Skidmore, Owings & Merrill LLP (2001–2004).	13	Chairman Emeritus, White Plains Hospital Center; Trustee, each of the Alpine Trusts*

Jeffrey E. Wacksman (47)	Independent Trustee	Indefinite, since 2004	Partner, Loeb, Block & Partners LLP, since 1994.	13

Director, International Succession Planning Association; Trustee, Larchmont Manor Park Society; Director, Bondi Icebergs Inc. (Women’s Sportswear); Director, MH Properties, Inc.; Trustee, each of the Alpine Trusts.*

*

The term “Fund Complex” refers to the Funds in the Alpine Equity Trust, Alpine Series Trust, Alpine Income Trust, Alpine Global Dynamic Dividend Fund, Alpine Total Dynamic Dividend Fund, and Alpine Global Premier Properties Fund (the “Alpine Trusts”).

Alpine Mutual Funds

Additional Information (Unaudited)—Continued

April 30, 2008

Interested Trustees & Officers

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex*	Other Directorships Held by Trustee

Samuel A. Lieber** (51)	Interested Trustee, President and Portfolio Manager	Indefinite, since the Trust’s inception.	CEO of Alpine Woods Capital Investors, LLC since November 1997. Formerly Senior Portfolio Manager with Evergreen Asset Management Corp. (1985–1997).	13	Trustee, each of the Alpine Trusts. *

Stephen A. Lieber*** (82)	Vice President and Portfolio Manager	Indefinite, since the Trust’s inception	Chief Investment Officer, Alpine Woods Capital Investors, LLC since 2003; Chairman and Senior Portfolio Manager, Saxon Woods Advisors, LLC since 1999.	N/A	None

Robert W. Gadsden (50)	Vice President and Portfolio Manager	Indefinite, since 1999	Portfolio Manager and Senior Real Estate Analyst of Alpine Woods Capital Investors, LLC since 1999. Formerly Vice President, Prudential Realty Group (1990–1999).	N/A	None

Sheldon R. Flamm (60)	Vice President, Treasurer and Chief Compliance Officer	Indefinite, since 2002	Chief Financial Officer and Senior Managing Director, Alpine Woods Capital Investors, LLC, since 2001; Chief Financial Officer, Saxon Woods Advisors, LLC since 1999.	N/A	None

Oliver Sun (42)	Secretary	Indefinite, since 2002	Controller of Alpine Woods Capital Investors, LLC since 1998.	N/A	None

*

The term “Fund Complex” refers to the Funds in the Alpine Equity Trust, Alpine Series Trust, Alpine Income Trust, Alpine Global Dynamic Dividend Fund, Alpine Total Dynamic Dividend Fund, and Alpine Global Premier Properties Fund (the “Alpine Trusts”).

**	Denotes Trustees who are “interested persons” of the Trust or Fund under the 1940 Act.
***	Stephen A. Lieber is the father of Samuel A. Lieber.

Alpine Mutual Funds

Additional Information (Unaudited)—Continued

April 30, 2008

Availability of Proxy Voting Information

Information regarding how each Fund votes proxies relating to portfolio securities is available without charge upon request by calling toll-free at 1-888-785-5578 and on the SEC’s website at www.sec.gov. Information regarding how each Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is available on the SEC’s website at www.sec.gov or by calling the toll-free number listed above.

Availability of Quarterly Portfolio Schedule

Beginning with each Fund’s fiscal quarter ended July 31, 2004, each Fund filed its complete schedules of portfolio holdings on Form N-Q with the SEC. Going forward, each Fund will file Form N-Q for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

TRUSTEES
Samuel A. Lieber
Laurence B. Ashkin
H. Guy Leibler
Jeffrey E. Wacksman
CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212
SUB-CUSTODIAN
The Bank of New York Mellon
One Wall Street
New York, NY 10286
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
555 East Wells Street
Milwaukee, WI 53202
FUND COUNSEL
Blank Rome LLP
The Chrysler Building
405 Lexington Avenue
New York, NY 10174
DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202
INVESTMENT ADVISER
Alpine Woods Capital Investors, LLC
2500 Westchester Ave., Suite 215
Purchase, NY 10577
TRANSFER AGENT &
ADMINISTRATOR
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

SHAREHOLDER | INVESTOR INFORMATION
1(888)785.5578
www.alpinefunds.com
This material must be preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

Not Applicable

Item 3. Audit Committee Financial Expert.

Not Applicable

Item 4. Principal Accountant Fees and Services.

Not Applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

2

Item 11. Controls and Procedures.

(a)

The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable

(b)	(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.
(c)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Alpine Equity Trust

By (Signature and Title)	/s/ Samuel A. Lieber

Samuel A. Lieber, President

Date	July 8, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Samuel A. Lieber

Samuel A. Lieber, President

Date	July 8, 2008

By (Signature and Title)*	/s/ Sheldon Flamm

Sheldon Flamm, Treasurer

Date	July 8, 2008

*  Print the name and title of each signing officer under his or her signature.

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